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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Zale Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ZALE CORPORATION
901 West Walnut Hill Lane
Irving, Texas 75038-1003

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On December 3, 2010

        Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Zale Corporation, a Delaware corporation (the "Company"), will be held on Friday, December 3, 2010, at 10:00 a.m., local time, at the Company's principal executive office at 901 West Walnut Hill Lane, Irving, Texas 75038, for the following purposes:

  1.
  To elect seven directors for terms that will expire at the 2011 Annual Meeting of Stockholders;

  2.
  To approve an amendment to the Zale Corporation Non-Employee Director Equity Compensation Plan to increase the number of shares reserved for issuance under the plan by 250,000 shares;

  3.
  To approve an advisory proposal on the Company's executive pay-for-performance policies and procedures;

  4.
  To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2011; and

  5.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on October 28, 2010, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. A list of such stockholders will be maintained at the Company's headquarters during the 10 day period prior to the date of the Annual Meeting and will be available for inspection during ordinary business hours by stockholders for any purpose germane to the Annual Meeting.

        We hope you will be represented at the Annual Meeting by signing and returning the enclosed proxy card in the accompanying envelope as promptly as possible or by following the alternative voting procedures described on the proxy card, whether or not you expect to be present in person. Your vote is important and the Board of Directors appreciates the cooperation of stockholders in directing proxies to vote at the Annual Meeting.

        Important Notice regarding the Accessibility of Proxy Materials for the Annual Meeting to be held on December 3, 2010. This Proxy Statement and 2010 Annual Report are available at www.zalecorp.com under "Investor Relations—Annual Reports."

By Order of the Board of Directors,
Hilary Molay Senior Vice President, General Counsel and Secretary

Irving, Texas
November 3, 2010

ZALE CORPORATION
901 West Walnut Hill Lane
Irving, Texas 75038-1003
(972) 580-4000

PROXY STATEMENT
November 3, 2010

General Information

        This Proxy Statement is being furnished by the Board of Directors (the "Board of Directors") of Zale Corporation, a Delaware corporation (the "Company"), to the holders of shares of the common stock of the Company, par value $.01 per share ("Common Stock"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's principal executive office at 901 West Walnut Hill Lane, Irving, Texas 75038, at 10:00 a.m., local time, on Friday, December 3, 2010, and at any adjournments or postponements thereof.

        A proxy may be revoked, prior to its exercise, by signing and delivering a later dated proxy, by submitting a later dated proxy by internet or telephone, by delivering written notice of the revocation of the proxy to the Secretary of the Company, or by attending and voting at the Annual Meeting.

        Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by a duly submitted proxy will be voted in accordance with the stockholder's directions. If no directions are specified in a duly submitted proxy, the shares will be voted FOR the election of the director nominees recommended by the Board of Directors, FOR the approval of the amendment to the Zale Corporation Non-Employee Director Equity Compensation Plan (the "Outside Directors' Plan") to increase the number of shares reserved for issuance thereunder, FOR the approval of the advisory proposal on the Company's executive pay-for-performance policies and procedures and FOR ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm. Shares represented by a duly submitted proxy will be voted in accordance with the discretion of the named proxies on any other matters properly brought before the Annual Meeting or any adjournments or postponements thereof.

        The expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers, directors and regular employees of the Company, who will not receive additional compensation for doing so, in person, by telephone, electronically or by facsimile transmission. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of Common Stock as of the record date for the Annual Meeting and will provide reimbursement for the cost of forwarding proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card, or in following the alternative voting procedures described on the proxy card, will help to avoid additional expense.

        At October 28, 2010, the Company had 32,107,792 shares of Common Stock outstanding. Each share of Common Stock entitles the holder to one vote. Only stockholders of record at the close of business on October 28, 2010 are entitled to notice of, and to vote at, the Annual Meeting.

        This Proxy Statement and the enclosed proxy card are first being mailed to stockholders on or about November 3, 2010.

 VOTING REQUIREMENTS

Record Date and Voting Rights

        In order for the Company to conduct the Annual Meeting, a majority of the outstanding shares of Common Stock as of October 28, 2010, must be represented in person or by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum. A "broker non-vote" occurs when a brokerage firm returns a signed proxy card but does not vote shares on a particular proposal because the proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares.

        Stockholders of record may vote by:

  •
  Attending the Annual Meeting and casting a ballot;

  •
  Logging onto the internet and following the instructions on their proxy card;

  •
  Calling 1-800-690-6903 and following the instructions for voting; or

  •
  Completing and mailing the enclosed proxy card.

Instructions for voting are included on the enclosed proxy card.

Required Vote

        With regard to Proposal No. 1, the election of directors, votes may be cast for or votes may be withheld from each nominee. In order to elect directors, a majority of the votes is not required; instead, the nominees will be elected by a plurality of the votes cast, which means that the nominees receiving the most votes will be elected. Therefore, votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may not be specified with respect to the election of directors and, under applicable Delaware law, broker non-votes will not be counted and will have no effect on the outcome of the election of directors.

        With regard to Proposal No 2, the proposal to approve an amendment to the Outside Directors' Plan to increase the number of shares reserved for issuance thereunder, votes may be cast for or against the matter, or stockholders may abstain from voting on the matter. The proposal will be approved if the number of votes cast for approval of the proposal exceeds the number of votes against approval of the proposal; provided, however, that a majority of the total number of votes entitled to be cast by the holders of all of the outstanding shares of Common Stock must be voted. Abstentions and broker non-votes will be excluded from the tabulation of votes cast on this proposal and, therefore will not affect the outcome of the vote on this proposal (unless the number of abstentions and broker non-votes causes the total number of votes cast to represent less than fifty percent (50%) of the total number of votes entitled to be cast).

        With regard to Proposal No. 3, the advisory proposal on the Company's executive pay-for-performance policies and procedures, and Proposal No. 4, the ratification of the Company's independent registered public accounting firm, votes may be cast for or against each matter, or stockholders may abstain from voting on one or more matters. Each proposal will be approved if the number of votes cast for approval of the particular proposal exceeds the number of votes cast against approval of the particular proposal. Abstentions and broker non-votes will be excluded from the tabulation of votes cast on these proposals and, therefore, will not affect the outcome of the vote on these proposals.

 OUTSTANDING VOTING SECURITIES OF THE COMPANY
AND PRINCIPAL HOLDERS THEREOF

        The following table sets forth information regarding beneficial ownership of Common Stock by (1) persons believed to beneficially own five percent (5%) or more of the outstanding shares of Common Stock, (2) each of the Company's directors, (3) each of the Company's executive officers named in the Summary Compensation Table below, and (4) the Company's directors and executive officers as a group. Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table. Reflects ownership as of October 28, 2010 unless otherwise indicated in the footnotes below.

Name of Beneficial Owner	Shares of Common Stock(1)		Shares That May be Acquired Within 60 Days(2)		Percent of Class

Five Percent Stockholders:

Z Investment Holdings, LLC c/o Golden Gate Private Equity, Inc. One Embarcadero Center 39th Floor San Francisco, CA 94111	—		11,064,684	(3)	25.6%

Breeden Capital Management, LLC 100 Northfield Street Greenwich, CT 06830	9,070,839	(4)	—		28.3%

Dimensional Fund Advisors, Inc. Palisades West 6300 Bee Cave Road, Building One Austin, TX 78746	2,875,941	(5)	—		9.0%

Directors and Named Executive Officers:

Yuval Braverman	2,650		791		*

Kenneth B. Gilman	—		—		*

Stefan L. Kaluzny	—		—	(6)	—

John B. Lowe, Jr.	29,800		20,450		*

Peter Morrow	—		—	(6)	—

Charles M. Sonsteby	9,000		6,650		*

Theo Killion	33,051		91,000		*

Matthew W. Appel	20,000		25,000		*

Gil Hollander	61,672		157,774		*

Richard Lennox	—		12,500		*

William Acevedo(7)	—		—		*

Neal L. Goldberg(7)	—		—		*

Mary P. Kwan(7)	—		—		*

Directors and Executive Officers As a Group (13 persons):	156,173		317,245		1.5%

*
Represents less than one percent (1%)

(1)
Does not reflect any unvested restricted stock units or any deferred stock units.

(2)
Includes shares that may be acquired upon the vesting of restricted stock units and stock options. Does not reflect any deferred stock units. Mr. Sonsteby holds 5,000 deferred stock units.

(3)
Based on information included in a Schedule 13D/A filed with the Securities and Exchange Commission ("SEC") on August 10, 2010, by Z Investment Holdings, LLC ("Z Investment"). Includes Warrants (as defined in "Proposal No. 1—Other Information") to purchase up to 11,064,684 shares of Common Stock that are immediately exercisable. The Warrants beneficially owned directly by Z Investment are beneficially owned indirectly by (a) Golden Gate Capital Opportunity Fund, L.P., (b) Golden Gate Capital Opportunity Fund-A, L.P., (c) GGCOF Third Party Co-Invest, L.P. and (d) GGCOF Co-Invest, L.P. The Warrants indirectly held by the funds listed in clauses (a) through (c) are beneficially owned indirectly by GGC Opportunity Fund Management, L.P. ("Management GP"), their general partner, and GGC Opportunity Fund Management GP, Ltd. ("Ultimate GP"), the general partner of Management GP. The Warrants indirectly held by the fund listed in clause (d) are beneficially owned indirectly by GGCOF Co-Invest Management, L.P. ("GGCOF Management"), its general partner, Management GP, the general partner of GGCOF Management and the Ultimate GP, the general partner of Management GP.

  The Ultimate GP has voting and dispositive authority over the Warrants held by Z Investment and is governed by its board of directors.

(4)
Based on information included in a Schedule 13D/A filed with the SEC on September 24, 2010 by Breeden Capital Management LLC ("BCM"), certain entities affiliated with BCM, including Breeden Capital Partners LLC, Breeden Partners L.P., Breeden Partners (California) L.P., Breeden Partners (California) II, L.P., Breeden Partners (New York) I, L.P., Breeden Partners Holdco Ltd. and Breeden Partners (Cayman) Ltd., Richard C. Breeden, the managing member of BCM, and James M. Cotter. BCM has shared voting and shared disposition power with respect to 9,070,839 shares of common stock. In addition, Mr. Breeden has sole voting and dispositive power with respect to 12,482 shares and Mr. Cotter has sole voting and dispositive power with respect to 12,482 shares, in each case representing 10,942 shares of common stock and 1,540 stock options received as compensation for service as directors of the Company. Messrs. Breeden and Cotter disclaim beneficial ownership of such shares for all other purposes. Under the governing documents of Breeden Partners and related investment funds, compensation received by Messrs. Breeden and Cotter for service as directors of the Company is turned over to the investment funds. Messrs. Breeden and Cotter have no interest in such compensation other than to the extent of their pro rata ownership interest in the investment funds.

(5)
Based on information contained in the Schedule 13G/A filed by Dimensional Fund Advisors on February 8, 2010. Dimensional Fund Advisors reported that it had sole voting power with respect to 2,820,441 shares and sole dispositive power with respect to 2,875,941 shares. Since there may have been subsequent purchases or sales of securities, this information may not reflect the current holdings by this stockholder.

(6)
Mr. Kaluzny is a Managing Director of Golden Gate Capital, a private equity firm and sponsor of Z Investment. Mr. Morrow is a Principal of Golden Gate Capital. Messrs. Kaluzny and Morrow disclaim beneficial ownership of the Warrants held by Z Investment (described above), except, in each case, to the extent of his pecuniary interest therein.

(7)
Neal Goldberg, William Acevedo and Mary Kwan are former executive officers of the Company who were named in the Summary Compensation Table.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

        Under the Company's Certificate of Incorporation and Bylaws, directors are elected annually by stockholders. The Certificate of Incorporation provides for a Board of Directors consisting of not less than seven directors and not more than nine directors, with the precise number to be set by the Board of Directors from time to time. Currently, the Board of Directors has set the number of directors at seven. The number of directors will be set at seven as of the Annual Meeting.

        Action will be taken at the Annual Meeting for the election of seven directors, each of whom will serve until the 2011 Annual Meeting of Stockholders and until his successor is elected and qualified. Proxies may not be voted for more than seven directors.

        The Board of Directors has no reason to believe that any of the nominees for director will not be available to stand for election as a director. However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, the proxy cards may be voted for such substitute nominee or nominees as the Board of Directors may designate.

        Information concerning each of the seven nominees standing for election to the Board of Directors pursuant to Proposal No. 1 is set forth below. All ages are as of August 1, 2010.

        The Board of Directors recommends that stockholders vote "FOR" the election of each of the director nominees listed below.

Yuval Braverman, Age 54.

        Mr. Braverman has served as a director of the Company since June 19, 2008. Since 1981 Mr. Braverman has been the president of J & J Zaidman Inc., a wholesaler of diamonds and other precious stones.

        Mr. Braverman has over 30 years of experience in the diamond and precious stone industry. This experience provides the Board of Directors and its standing committees with valuable industry insight.

Kenneth B. Gilman, Age 64.

        Mr. Gilman has served as a director of the Company since September 23, 2010. Mr. Gilman served as the Chief Executive Officer of Asbury Automotive Group, an automotive retailing and services company, from 2001 to May 2007. Previously, from 1976 to 2001, Mr. Gilman was employed in a variety of capacities with Limited Brands, a specialty apparel retailer, where his most recent assignment was Chief Executive Officer of Lane Bryant. From 1993 to 2001, Mr. Gilman served as Vice Chairman and Chief Administrative Officer of Limited Brands, with responsibility for finance, information technology, supply chain management, production, real estate, legal and internal audit. From 1987 to 1993, Mr. Gilman was Executive Vice President and Chief Financial Officer of Limited Brands. Mr. Gilman was elected to the board of directors of Limited Brands in 1990. Mr. Gilman also serves as a director of Liz Claiborne, Inc. and Internet Brands Inc., an internet media company.

        Mr. Gilman's experience as a chief executive officer, chief administrative officer, chief financial officer and board member of other retail companies provides the Board of Directors with valuable insight into the retail industry, strategy and business development, finance and operations, as well as the board practices of other major retail corporations.

Stefan L. Kaluzny, Age 44.

        Mr. Kaluzny has served as a director of the Company since May 10, 2010. Mr. Kaluzny is a Managing Director at Golden Gate Capital and has been with the firm since its inception in 2000. Prior to Golden

Gate Capital, Mr. Kaluzny was co-founder and CEO of Delray Farms, a Hispanic specialty food company. Mr. Kaluzny has also held positions at consulting firms Bain & Company and LEK. He has experience in several sectors, including multi-channel retail, consumer products and restaurants. Mr. Kaluzny currently serves as Chairman of the Board of Directors of Express. Mr. Kaluzny is also a director of Apogee Retail, Eddie Bauer, J. Jill, Romano's Macaroni Grill and Orchard Brands.

        Mr. Kaluzny's experience as an executive, board member, investment professional and consultant with a focus on the retail and consumer products sectors provides the Board of Directors with valuable insight into the retail and consumer products industry, strategy and business development, finance and risk management, as well as the board practices of other major retail corporations.

Theo Killion, Age 59.

        Mr. Killion has served as a director and as Chief Executive Officer of the Company since September 23, 2010. Mr. Killion served as President of the Company from August 5, 2008 to September 23, 2010, and was appointed Interim Chief Executive Officer on January 13, 2010. From January 23, 2008 to August 5, 2008, Mr. Killion served as Executive Vice President of Human Resources, Legal and Corporate Strategy. From May 2006 to January 2008, Mr. Killion was employed with the executive recruiting firm Berglass+Associates, focusing on companies in the retail, consumer goods and fashion industries. From April 2004 through April 2006, Mr. Killion served as Executive Vice President of Human Resources at Tommy Hilfiger. From 1996 to 2004, Mr. Killion served in various management positions with Limited Brands.

        Mr. Killion's executive experience with the Company and with other major retailers provides the Board with valuable insight into the retail industry, strategy and business development, operations and risk management.

John B. Lowe, Jr., Age 71.

        Mr. Lowe became Chairman of the Board of Directors on August 29, 2007, and has served as a director of the Company since March 5, 2004. Mr. Lowe served as Chairman and Chief Executive Officer of TDIndustries, a national mechanical/electrical/plumbing construction and facility service company from 1980 until January 1, 2005. He continues to serve as Chairman of TDIndustries. Mr. Lowe serves on the Board of Trustees for the Dallas Independent School District. He is a director of Drew Industries Incorporated.

        Mr. Lowe's executive and board level experience in excess of 30 years provides the Board of Directors and the Audit Committee with valuable insight with respect to finance, strategy and business development, risk assessment, leadership development and corporate governance.

Peter Morrow, Age 32.

        Mr. Morrow has served as a director of the Company since May 10, 2010. Mr. Morrow is a Principal at Golden Gate Capital and has been with the firm since 2002, where his focus is multi-channel retail and consumer products. Prior to joining Golden Gate Capital, Mr. Morrow worked as a consultant for Bain & Company. Mr. Morrow also serves as a director of Eddie Bauer.

        Mr. Morrow's experience as a consultant and investment professional with a focus on retail and consumer products provides the Board of Directors with valuable insight into the retail and consumer products industry, strategy and business development, finance and risk management.

Charles M. Sonsteby, Age 56.

        Mr. Sonsteby has served as a director of the Company since November 15, 2006. Since October 1, 2010, Mr. Sonsteby has served as Executive Vice President, Chief Financial Officer and Chief

Administrative Officer of Michaels Stores, Inc. Mr. Sonsteby previously served as the Executive Vice President and Chief Financial Officer of Brinker International, a multi-billion dollar restaurant company. Mr. Sonsteby joined Brinker International in 1990 and served in various capacities until his promotion to Senior Vice President of Finance in 1997, a position he held until 2001, when he was elected as Executive Vice President and Chief Financial Officer. Earlier in his career, Mr. Sonsteby worked in the accounting and finance departments of WNS, Inc., Kwik Kopy Corp., Lifemark Corp., and Jerrico, Inc.

        Mr. Sonsteby provides the Board of Directors, Audit, Compensation and Nominating and Corporate Governance Committees with expertise in the areas of finance, financial reporting and accounting, corporate governance and risk management.

Other Information

        No family relationships exist between any of our executive officers or directors.

        Pursuant to the Warrant and Registration Rights Agreement ("the "Warrant Agreement"), dated as of May 10, 2010, between the Company and Z Investment Holdings, LLC ("Z Investment"), an investment vehicle owned by investment funds managed by Golden Gate Capital (collectively, "Golden Gate Capital"), the Company agreed to provide Golden Gate Capital the right to designate two directors to the Board of Directors. The initial Golden Gate Capital appointees are Stefan L. Kaluzny and Peter Morrow, who were appointed to the Board of Directors effective as of May 10, 2010. Golden Gate Capital may propose to the Nominating and Governance Committee an additional candidate for election to the Board of Directors who meets all relevant standards for independence. In the event that the size of the Board of Directors is increased in the future to above seven (or, prior to the Annual Meeting, to above eight) and the resulting vacancy is filled by a director that is not approved by the Golden Gate Capital representatives on the Board of Directors, Golden Gate Capital will be entitled to appoint an additional representative to the Board of Directors. On an ongoing basis, Golden Gate Capital shall have the right to designate two appointees until such time as it has sold 33 1/3% of the underlying stock issuable in respect of the warrants the Company has issued pursuant the Warrant Agreement (the "Warrants"). Thereafter, Golden Gate Capital shall have the right to designate one appointee until such time as it has sold 66 2/3% of the underlying stock issuable in respect of the Warrants.

 CORPORATE GOVERNANCE

        The Company has established corporate governance practices designed to serve the best interests of the Company and its stockholders. The Company is in compliance with the corporate governance requirements of the Sarbanes-Oxley Act of 2002 and the New York Stock Exchange ("NYSE"). The Company will continue to review and modify its policies and procedures to ensure compliance with developing standards in the corporate governance area. The Company's Corporate Governance Guidelines, Board of Directors Committee Charters and Code of Business Conduct and Ethics are available on the Company's corporate web site at www.zalecorp.com under the heading "About Zale Corporation—Corporate Governance." Any stockholder may request a printed copy of such documents by contacting Investor Relations at the following address: Zale Corporation, Investor Relations, 901 West Walnut Hill Lane, Irving, Texas, 75038-1003.

        Set forth below is information regarding the composition and independence of the Board of Directors, the meetings of the Board of Directors during the fiscal year ended July 31, 2010 ("Fiscal Year 2010"), a description of the standing committees of the Board of Directors and additional highlights of the Company's corporate governance policies and procedures.

Independence of Board of Directors

        The NYSE listing standards require listed companies to have a board of directors with at least a majority of independent directors. The Company has, and has had for many years, a majority of independent directors. Under the Company's Nominating and Corporate Governance Committee Charter, no nominees for initial election to the Board of Directors may be non-independent, other than the Chief Executive Officer and one additional executive officer, and except for any directors that are appointed in connection with a significant investment in the Company.

        No director qualifies as independent unless the Board of Directors affirmatively determines that the director has no material relationship with the Company. In making the independence determination, the Board of Directors reviews and considers all commercial, consulting, legal, accounting, charitable or other business relationships that a director or his or her immediate family members may have with the Company. In addition, consistent with the rules of the NYSE, the Nominating and Corporate Governance Committee Charter, which is available on the Company's corporate website as described above, provides that:

  •
  A director who is an employee or whose immediate family member is an executive officer of the Company is not independent until three years after the end of such employment relationship.

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  A director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation.

  •
  A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former external auditor of the Company is not independent until three years after the end of the affiliation or the employment or auditing relationship.

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  A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company's present executives serve on that company's compensation committee is not independent until three years after the end of such service or the employment relationship.

  •
  A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2 percent (2%) of such other company's consolidated gross revenues, is not independent until three years after falling below such threshold.

In addition, in order to be independent for purposes of service on the Audit Committee, a director cannot receive any compensation from the Company (other than in his capacity as a director) and cannot be an "affiliate."

        The Board of Directors has affirmatively determined that Messrs. Braverman, Gilman, Lowe and Sonsteby meet the categorical standards described above, have no material relationships with the Company and are independent under the Board of Directors' independence standards. The Board of Directors has determined that Mr. Killion is not independent as a result of his service as Chief Executive Officer of the Company. In addition, the Board of Directors has determined that Messrs. Kaluzny and Morrow are not independent as a result of their positions with Golden Gate Capital.

Committees and Meetings of the Board of Directors

        Meetings of the Board of Directors.    During Fiscal Year 2010, the Board of Directors met 28 times. No incumbent director attended fewer than 75 percent of the total number of meetings held by the Board of Directors and committees on which such director served during that period.

        Board Committees.    The standing committees of the Board of Directors are the Audit, Compensation, and Nominating and Corporate Governance Committees. The principal functions and the names of the directors currently serving as members of the Audit, Compensation, and Nominating and Corporate Governance Committees are set forth below. The Board of Directors has determined that each member of the Audit, Compensation, and Nominating and Corporate Governance Committees is an independent director under the rules of the NYSE with respect to such committees.

        Audit Committee.    The Audit Committee assists the Company's Board of Directors in fulfilling its oversight responsibilities with respect to the Company's financial matters. Under its charter, which is available on the Company's website at www.zalecorp.com under the heading "About Zale Corporation—Corporate Governance," the Audit Committee's principal responsibilities include:

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  reviewing the financial reports and other financial information provided by the Company to any governmental or other regulatory body and monitoring any public distribution or other uses thereof;

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  reviewing the annual independent audit of the Company's financial statements;

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  reviewing the Company's systems of internal accounting and financial controls; and

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  reviewing and monitoring the internal audit process and internal audit results.

        The Audit Committee also reviews the Company's quarterly financial statements, is responsible for the selection, evaluation, retention and, if applicable, replacement from time to time of the Company's independent registered public accountants and establishes and maintains procedures for the receipt and treatment of accounting or auditing complaints or concerns, including providing for confidential reporting of such concerns by employees of the Company. The Audit Committee met 15 times during Fiscal Year 2010. John B. Lowe, Jr., Yuval Braverman and Charles M. Sonsteby are the current members of the Audit Committee. Mr. Sonsteby is its Chairman. The Board of Directors has determined that Charles M. Sonsteby qualifies as an "audit committee financial expert" under SEC regulations and that each member of the Audit Committee is financially literate under NYSE rules.

        Compensation Committee.    The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to executive compensation and administration of compensation plans. The Compensation Committee operates under a written charter, a copy of which is available on the

Company's web site at www.zalecorp.com under the heading "About Zale Corporation—Corporate Governance." Under the Compensation Committee's written charter, the Committee's principal responsibilities include:

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  monitoring compensation practices at other companies generally and in the retail industry in particular;

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  establishing corporate goals and objectives with respect to compensation; and

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  overseeing the Company's compensation-setting practices.

        The Compensation Committee establishes the compensation of the Company's Chief Executive Officer, reviews and approves the compensation of all other officers, periodically reviews the status of director compensation, reviews and approves the adoption of equity-based and other incentive compensation plans, oversees, in consultation with appropriate Company officers, regulatory compliance with respect to compensation matters, and reviews and approves employment agreements with Company executive officers. In addition, the Compensation Committee administers the Company's stock incentive plans and its other incentive-based compensation plans. The Compensation Committee met 6 times during Fiscal Year 2010. Yuval Braverman, Kenneth B. Gilman, John B. Lowe, Jr. and Charles M. Sonsteby are the current members of the Compensation Committee. Mr. Gilman is its Chairman.

        For a discussion of the Company's processes and procedures for the consideration of executive compensation, including the role of management and the Compensation Committee, and the use of compensation consultants, see "Compensation Discussion and Analysis" later in this Proxy Statement.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee assists the Board of Directors in developing corporate governance guidelines and in identifying qualified independent directors. The Nominating and Corporate Governance Committee operates under a written charter, a copy of which is available on the Company's web site at www.zalecorp.com under the heading "About Zale Corporation—Corporate Governance." Under the charter, the Committee's principal responsibilities include:

  •
  identifying individuals qualified to become members of the Board of Directors and recommending candidates for election or reelection as directors;

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  monitoring and recommending corporate governance and other board practices; and

  •
  overseeing performance reviews of the Board of Directors, its committees and the individual members of the Board of Directors.

        The Nominating and Corporate Governance Committee met 3 times during Fiscal Year 2010. Yuval Braverman, Kenneth B. Gilman, John B. Lowe, Jr. and Charles M. Sonsteby are the current members of the Nominating and Corporate Governance Committee. Mr. Braverman is its Chairman.

        Nominating Procedures.    With respect to the Nominating and Corporate Governance Committee's evaluation of director nominee candidates, the Committee considers the guidelines set forth in the Committee's charter. The guidelines provide that:

  •
  All candidates must be independent at the time of their initial election, other than the Company's Chief Executive Officer and up to one (1) additional executive officer, except for any directors that are appointed in connection with a significant investment in the Company;

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  A majority of the directors should be active or retired senior executives (or the equivalent) of significant companies, educational institutions, governmental agencies, service providers or non-profit organizations. Directors may not be directors, consultants or employees of or to any direct competitor of the Company without prior approval of the Board of Directors;

  •
  The Committee shall consider candidates' other obligations and time commitments and their ability to attend meetings in person; and

  •
  Interlocking directorships (a senior executive officer of the Company serves on the board of directors of or as a trustee of a company or institution that employs one or more of the Company's directors) will not be allowed.

        In assessing whether to re-nominate an incumbent director, the Nominating and Corporate Governance Committee will consider the level of the director's holdings of Common Stock. Generally, subject to unusual personal circumstances, a director should hold not less than $200,000 of Common Stock within five years following his or her election and shall maintain not less than such level of stock ownership while serving as a director of the Company. Additionally, other than for the purpose of paying taxes on equity interests that vest under the Company's benefit plans, directors should not dispose of any shares of Common Stock until the foregoing stock ownership level is achieved.

        Beyond these guidelines, the Nominating and Corporate Governance Committee has no formal requirements or minimum standards for the individuals that it nominates. Rather, the Nominating and Corporate Governance Committee considers each candidate on his or her own merits. However, in evaluating candidates, there are a number of criteria that the Nominating and Corporate Governance Committee generally views as relevant and is likely to consider. Some of these factors include the candidates':

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  Career experience, particularly experience that is germane to our business, such as retail, legal, human resources, finance, marketing, and regulatory experience;

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  Status as, or ability to qualify as, an "audit committee financial expert" (as defined by the SEC);

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  Status as, or ability to qualify as, "financially literate" under NYSE rules;

  •
  Experience in serving on other boards of directors or in the senior management of companies that have faced issues generally of the level of sophistication that the Company faces;

  •
  Contribution to diversity of the Board of Directors;

  •
  Integrity and reputation;

  •
  Ability to work collegially with others;

  •
  Academic credentials; and

  •
  Current membership on the Company's Board of Directors—our Board values continuity (but not entrenchment).

        The Nominating and Corporate Governance Committee does not assign a particular weight to any individual factor. Similarly, the Nominating and Corporate Governance Committee does not expect to see all (or even more than a few) of these factors in any individual candidate. Rather, the Nominating and Corporate Governance Committee looks for a mix of factors that, when considered along with the experience and credentials of the other candidates and existing board members, will provide stockholders with a diverse and experienced Board of Directors.

        The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the committee members consider and discuss diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The committee members generally conceptualize diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities or attributes that contribute to board diversity, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the committee's goal of creating a Board of Directors that best serves the needs of the company and the interest of its shareholders.

        With respect to the identification of nominee candidates, the Nominating and Corporate Governance Committee has not developed a formalized process. Instead, its members and the Company's senior management generally recommend candidates of whom they are personally aware or whom they know by reputation. The Company historically has not utilized a recruiting firm to assist in the process, but could do so in the future.

        The Nominating and Corporate Governance Committee welcomes recommendations from stockholders. The Committee evaluates a candidate for director who is recommended by a stockholder in the same manner that the Committee evaluates a candidate recommended by other means. In order to make a recommendation, the Committee asks that a stockholder send the Committee:

  •
  A resume for the candidate detailing the candidate's work experience and academic credentials;

  •
  Written confirmation from the candidate that he or she (1) would like to be considered as a candidate and would serve if nominated and elected, (2) consents to the disclosure of his or her name, (3) has read the Company's Code of Business Conduct and Ethics and that during the prior three years has not engaged in any conduct that, had he or she been a director, would have violated the Code or required a waiver, (4) is, or is not, "independent" as that term is defined in the Committee's charter, and (5) has no plans to change or influence the control of the Company;

  •
  The name of the recommending stockholder as it appears in the Company's books, the number of shares of Common Stock owned by the stockholder and written confirmation that the stockholder consents to the disclosure of his or her name. (If the recommending person is not a stockholder of record, he or she should provide proof of share ownership);

  •
  Personal and professional references for the candidate, including contact information; and

  •
  Any other information relating to the candidate required to be disclosed in a proxy statement for election of directors under Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        This information should be sent to the Nominating and Corporate Governance Committee, c/o Hilary Molay, Secretary, 901 West Walnut Hill Lane, Irving, Texas 75038-1003, who will forward it to the Chairperson of the Committee. The Committee does not necessarily reply to recommendations.

        In addition to the procedures described above for recommending prospective nominees for consideration by the Nominating and Corporate Governance Committee for inclusion in the group of nominees on the Board of Directors' proxy card, stockholders may directly nominate directors for consideration by stockholders at any annual meeting of stockholders. See "Stockholder Nomination of Director Candidates" later in this Proxy Statement for further information.

        Each of the nominees for election as a director at the Annual Meeting was nominated by the Company's Board of Directors. As described above, pursuant to the Warrant Agreement, Golden Gate Capital has the right to designate two director nominees at each annual election of directors. Messrs. Kaluzny and Morrow are the Golden Gate Capital designees. In addition, Mr. Gilman's membership on the Board of Directors was initially recommended for consideration to the Company's Nominating and Corporate Governance Committee by Golden Gate Capital. The terms of the Warrant Agreement entitled Golden Gate Capital to propose one independent candidate for consideration by the Nominating and Corporate Governance Committee.

Related Party Transactions

        Under the Company's written Corporate Governance Guidelines, the Company does not engage in transactions with directors or their affiliates if a transaction would cast into doubt the independence of a director, would present the appearance of a conflict of interest or is otherwise prohibited by law, rule or regulation. This prohibition includes significant business dealings with directors or their affiliates, and consulting contracts with, or other indirect forms of compensation to, a director. In addition, absent a waiver, the Company's written Code of Business Conduct and Ethics prohibits any conduct by a director, officer or employee of the Company that has the potential to create a conflict of interest. Any waiver of these policies with respect to a director or an executive officer may be made only by the Audit Committee, through its Chairman, and must be disclosed in an SEC filing on Form 8-K or, if permitted by applicable securities laws, the Company's web site.

        The Board of Directors does not believe that charitable contributions to organizations with which a director is affiliated raise the same governance issues and concerns as non-charitable transactions so long as such charitable contributions are (1) in an amount not exceeding $25,000 per year, (2) made pursuant to a general corporate giving program established by the Company, approved by the Board and administered by disinterested officers appointed by the Board, or (3) pursuant to non-program contributions the facts of which are disclosed to the Board and approval of which is granted by the Board in accordance with the provisions of the General Corporation Law of the State of Delaware governing "interested director" transactions (currently, Section 144 thereof) as if such contributions were required to be so approved by the terms of the General Corporation Law of the State of Delaware.

        On May 10, 2010, the Company entered into a Credit Agreement (the "Term Loan") with Z Investment Holdings, LLC, ("Z Investment"), an affiliate of Golden Gate Capital. Under the terms of the Term Loan, the Company borrowed $150 million at an interest rate of 15% per annum, 10% to be paid in cash and 5% eligible to be paid-in-kind at the Company's option. The Term Loan matures on May 10, 2015, but can be prepaid with a call premium beginning with 10% during the first year and declining to 0% in the fifth year.

        In connection with the Term Loan, the Company issued warrants (the "Warrants") exercisable for 11,064,684 shares of common stock, equal to 25% of the fully-diluted shares of the Company as of the date of issuance of the Warrants (including the shares issuable upon exercise of the Warrants, but excluding certain out-of-the-money stock options). The Warrants are exercisable immediately. Pursuant to the Warrant Agreement, the exercise price of the Warrants is $2.00 per share. Messrs. Kaluzny and Morrow were elected to the Board of Directors pursuant to the terms of the Warrant Agreement which entitled Golden Gate Capital to designate two directors to the Company's Board.

        On September 24, 2010, the Company and Z Investment entered into an amendment to the Term Loan. Pursuant to the amendment, Z Investment agreed to eliminate the Minimum Consolidated EBITDA covenant contained in the Term Loan. In consideration for the amendment, the Company agreed to pay Z Investment an aggregate of $25 million, of which $11.25 million was credited to the outstanding principal balance under the Term Loan, $1.25 million was a prepayment premium, and $12.5 million was an amendment fee. In addition, the amendment eliminates the Company's option to pay a portion of future interest payments in kind, and as a result all future interest payments made under the Term Loan will be made in cash.

        As described above, Messrs. Kaluzny and Morrow are affiliated with Z Investment. Consistent with the corporate governance policies of the Company which restrict related party transactions and applicable rules and policies of the New York Stock Exchange, the terms of the amendment to the Term Loan were reviewed and approved by independent directors of the Company disinterested with respect to the transaction, and a waiver of the applicable restrictions on related party transactions was granted in connection therewith.

        Since the beginning of Fiscal Year 2010, the Company has not engaged in any other transactions involving a director or executive officer of the Company that would require disclosure under SEC rules and regulations or that required a waiver to the Company's Corporate Governance Guidelines or Code of Business Conduct and Ethics.

Other Corporate Governance Policies

        In addition to corporate governance matters described throughout this Proxy Statement, some other highlights of the Company's corporate governance policies and procedures are set forth below:

        Corporate Governance Guidelines.    The Board of Directors has adopted a set of Corporate Governance Guidelines that address a number of corporate governance matters, including director responsibilities, director qualifications, director compensation and evaluations, director orientation, management evaluation and succession and director access to management.

        The Company's Corporate Governance Guidelines are in compliance with the rules of the NYSE, which require a listed Company to adopt corporate governance guidelines covering certain matters. The Nominating and Corporate Governance Committee reviews the Corporate Governance Guidelines on a regular basis and proposes any necessary additions, which are presented to the Board of Directors for its consideration and approval. The Company's Corporate Governance Guidelines are available on the Company's corporate web site at www.zalecorp.com under the heading "About Zale Corporation—Corporate Governance."

        Board Leadership Structure.    Currently, the Company has a Chairman of the Board of Directors who is separate from its Chief Executive Officer and whom the Board of Directors has determined to be independent. The Board of Directors exercises its discretion in combining or separating the positions of Chairman and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. The Board of Directors believes the Company is well-served by this flexible leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.

        Meetings of Non-Management Directors.    The Company's non-management directors meet in executive session without management present at regularly scheduled Board of Directors meetings, with the Chairman of the Board of Directors presiding over such meetings.

        Risk Management.    The Company's management is responsible for day-to-day risk management of the Company. Management reports to the Board of Directors on the material risks the Company faces when management determines that the Company's risk profile materially changes. The Board of Directors uses management's reports to evaluate the Company's exposure to risks in light of the Company's business plan and growth strategies. The Board of Directors primarily focuses on risks in the areas of operations and liquidity, which the Board of Directors believes are the areas most likely to have a potential impact on the Company in a material way.

        Risk Management related to Compensation Policies and Practices.    The Company does not believe that its compensation policies and practices encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. The Company's design of its compensation policies and practices encourages employees to remain focused on both our short- and long-term goals. For example, while cash bonus plans measure performance on an annual basis, equity awards typically vest over a number of years, which the Company and Board of Directors believes encourages employees to focus on sustained stock price appreciation, thus limiting the potential value of excessive risk-taking.

        Committee Authority to Retain Independent Advisors.    Each of the Audit, Compensation and Nominating and Corporate Governance Committees has the authority to retain independent advisors and consultants, with all fees and expenses to be paid by the Company.

        Whistleblower Procedures.    The Audit Committee has established procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for confidential and anonymous submission of concerns regarding questionable accounting, internal accounting controls or auditing matters.

        Disclosure Committee.    The Company has established a Disclosure Committee composed of members of management to assist the Company in fulfilling its obligations to maintain disclosure controls and procedures and to coordinate and oversee the process of preparing the Company's periodic filings with the SEC.

        No Executive Loans.    The Company does not extend loans to executive officers or directors and has no such loans outstanding.

        Director Attendance at Annual Meeting.    When the Company holds a Board of Directors meeting in conjunction with its Annual Meeting, which is its practice, it expects all directors to attend the Annual Meeting. All members of the Board of Directors who were then serving as members of the Board of Directors attended last year's Annual Meeting.

        Recoupment.    It is the policy of the Board of Directors that in the event the Board of Directors determines that a current or former executive officer has engaged in negligence or fraudulent or intentional misconduct that has resulted in a significant restatement of the Company's financial results and, had the results been properly calculated, such executive officer would have received less compensation, that the Board of Directors has the authority to seek reimbursement of any portion of any performance-based or incentive compensation paid or awarded to such executive officer, whether cash or equity-based, for all years in which it was greater than it would have been if calculated based upon the restated financial results. Without limiting the foregoing, it is the policy of the Board of Directors to seek recoupment in all instances where Section 304 of the Sarbanes-Oxley Act of 2002 requires the Company to seek recoupment. This policy does not limit the Company's entitlement to take other appropriate actions with respect to executive officers, up to and including their termination.

        Communicating with the Board of Directors.    Stockholders and other interested parties who wish to send communications to the Board of Directors, the non-management directors as a group, the Chairman or any other individual director may do so by writing to the Board of Directors and addressing the communication to the attention of Hilary Molay, Secretary, 901 West Walnut Hill Lane, Irving, Texas 75038-1003. With the exception of communications that are primarily commercial in nature, all communications directed to the Board or to specified directors will be relayed to them. The Board of Directors will not necessarily reply to any communication.

 COMPENSATION DISCUSSION AND ANALYSIS

Overview and Objectives

        The Compensation Committee of the Board of Directors oversees the Company's compensation program for its executive officers. As part of this role, the Compensation Committee, acting together with any other independent directors who indicate that they would like to participate, establishes the compensation for the Chief Executive Officer and the other executive officers included in this Compensation Discussion and Analysis (the "named executive officers"). In addition, the Compensation Committee administers the Company's incentive-based compensation plans for the named executive officers and approves any perquisites available to the named executive officers. The Compensation Committee acts under a written charter adopted by the Board of Directors that sets forth its responsibilities and the requirements for the Compensation Committee's composition and meetings. A copy of the charter is available on the Company's corporate web site at www.zalecorp.com under the heading "About Zale Corporation—Corporate Governance."

        Under the oversight of the Compensation Committee, the Company has developed and implemented a pay-for-performance compensation program designed to reward executive performance and enhance stockholder value. These objectives are achieved primarily by providing a substantial portion of each executive officer's compensation through performance bonuses and equity-based compensation. In addition, the Company's compensation program is designed to:

  •
  Provide compensation that will attract and retain superior talent and reward Company executives based upon Company and individual performance;

  •
  Align the executive's financial interests with the success of the Company by placing a substantial portion of pay at risk (i.e., payout that is dependent upon Company and individual performance);

  •
  Support a performance oriented environment;

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  Foster commonality of interest between executives and stockholders through the use of equity-based incentives and by encouraging executive stock ownership;

  •
  Provide an appropriate mix between short-term and long-term compensation that encourages a balanced focus on short-term profit goals and long-term value creation;

  •
  Motivate behavior that is consistent with the highest corporate governance standards and discourages actions that could result in excessive risk taking or lead to unintended consequences; and

  •
  Maximize the financial efficiency of the compensation program to the Company from cash flow, tax, accounting and share dilution perspectives.

        When we do not achieve targeted performance levels and/or our stock does not appreciate, total compensation that can be realized by our executives is reduced. When we exceed targeted performance levels and/or our stock price appreciates, compensation that can be realized by our executives is increased.

        In January 2010, following completion of the Holiday selling season, the Company announced significant executive management changes, as Mr. Goldberg (former Chief Executive Officer), Mr. Acevedo (former Chief Stores Officer) and Ms. Kwan (former Chief Merchandising Officer) left the Company. The Board of Directors of the Company appointed Mr. Killion, President of the Company, to the additional role of Interim Chief Executive Officer. In addition, Mr. Hollander, the Company's Executive Vice President and Chief Sourcing and Supply Chain Officer, assumed the additional role of Chief Merchandising Officer. In September 2010, Mr. Killion was appointed Chief Executive Officer of the Company.

Role and Use of Compensation Consultants

        Frederic W. Cook & Co. ("FW Cook") was engaged in Fiscal Year 2010 by the Compensation Committee to provide advice on executive compensation. The Compensation Committee selected and engaged FW Cook. FW Cook does not provide any other services to the Company and works with management only under the direction of the Committee.

        During Fiscal Year 2010, FW Cook assisted the Compensation Committee with a variety of issues, including the design of the two-part annual bonus plan (including the selection of performance metrics, setting of goals, and weighting of opportunity between the Fall and Spring season), the design of the performance-based stock options (including selection of the performance metrics, setting of the goals, and the determination of individual award opportunities), changes to individual compensation levels for certain named executive officers, and review of the peer frame used to benchmark compensation levels. FW Cook also provides ongoing technical support to the Compensation Committee with regard to tax, accounting, and overall corporate governance matters related to executive compensation, including the drafting of disclosure documents. FW Cook works with the Compensation Committee chair to review agendas and materials prepared for Compensation Committee meetings, and at the invitation of the Compensation Committee, participates in meetings.

        Hay Group Management Limited ("Hay") was engaged in Fiscal Year 2010 by the Company's management to provide data on competitive compensation levels. Management selected Hay based, in part, on the companies available in the Hay database. The Compensation Committee approved Hay's engagement for the purpose of providing competitive data.

Peer Group and Use of Competitive Data

        To assist in the establishment of compensation levels, Hay provided compensation data for a peer group of companies that were similar to the Company in terms of industry, complexity, location, and competitiveness vis-à-vis the Company for customers and employees, among other factors. The data for these companies generally was "size-adjusted" using statistical analysis (linear regression) based on annual revenue in order to provide more meaningful comparisons that reflect market rates based on the Company's size.

        For Fiscal Year 2010, the peer group included 21 companies consisting primarily of specialty retailers (including one specialty jewelry retailer) with annual revenues ranging from $500 million to $14 billion. These companies were selected by the Compensation Committee and consist of the following:

Abercrombie & Fitch	Gap	Payless ShoeSource
Aeropostale, Inc.	Helzberg Diamonds	PetSmart
American Eagle Outfitters	J. Crew	Pier 1 Imports
AnnTaylor Stores	Kohl's	RadioShack
Bon-Ton Stores	Limited Brands	Stage Stores
Chico's	Michaels Stores	Tween Brands
Children's Place	New York & Company	Williams-Sonoma

        In Fiscal Year 2009 the Compensation Committee used a peer group of 22 companies that included all of the companies in the Fiscal Year 2010 peer group as well as J.C. Penney. Since J.C. Penney has substantially greater revenues than the other members of the peer group, the Compensation Committee determined it would be appropriate to remove J.C. Penney from the peer group. With the assistance of its independent consultant, FW Cook, the Compensation Committee reviews and approves the composition of the peer group annually to ensure that it continues to include an appropriate representative group of companies.

Components of the Company's Executive Compensation Program

        Primary Components.    The Company's executive compensation program consists of three primary components consistent with the objectives described above:

  •
  Base salary;

  •
  The potential for annual cash incentive compensation in the form of performance bonuses; and

  •
  Long-term incentive compensation in the form of stock options and other equity-based awards, including time-vesting and performance-based restricted stock units.

        We have chosen these elements because we believe each supports achievement of one or more of our compensation objectives, and that together they have been and will continue to be effective in these regards.

        A more detailed discussion of each of these components is set forth below. In general, this discussion includes information relating to the compensation of each officer named in the Summary Compensation Table below (the "named executive officers").

        Target Level Compensation.    An essential objective of the Compensation Committee is to maintain a competitive executive compensation program that enables the Company to attract and retain executive officers who will achieve the Company's strategic objectives and that aligns the interests of such officers with those of the Company's stockholders through an appropriate pay-for-performance structure. In furtherance of this objective, the Compensation Committee has established an executive compensation program that provides a broad mix of overall direct compensation (salary, annual cash bonus and long-term incentive compensation) for its executive officers.

        The overall philosophy in making compensation decisions for Fiscal Year 2010 was to provide a greater portion of the compensation, relative to the peer group, in the form of performance-based compensation, i.e., to more heavily focus on pay-for-performance than the average peer. Accordingly, base salaries generally were targeted between the 25th and 50th percentile of market, and annual performance-based bonuses generally were targeted between the 25th and 50th percentile of market. For Fiscal Year 2010, because of the Company's depressed share price, the Compensation Committee did not target the grant date fair value of equity-based awards to a specific peer frame target or range. Rather, awards were structured to result in targeted levels of potential gains based on various assumed future stock prices. This approach was used because traditional valuation models, such as Black-Scholes, would have resulted in an excessive level of potential share dilution, exhausted the pool of shares from which future awards are granted, and potentially resulted in windfall gains to executive officers in the case of a large share price recovery. The Compensation Committee believed that the resulting award opportunities and potential gains were sufficient to retain key talent and to motivate management to take actions consistent with the Company's strategic planning process that would positively affect long-term shareholder value.

        The Compensation Committee uses the competitive data from the peer group as an indication of market practice but believes that additional factors also must be considered. As such, actual target compensation for the Company's executive officers may vary from the targeted percentile based on a variety of factors, such as experience and time in the job, the degree of difficulty in replacing the executive, the importance of each position to the Company, internal peer comparisons, individual performance (based on specific financial and operating objectives for each executive, as well as leadership behaviors), the readiness of each executive to assume a higher level of responsibility within the Company, and compensation by former employers in the case of new hires. The Compensation Committee also takes into account the annual performance reviews that it conducts of the Chief Executive Officer and that the Chief Executive Officer and other members of senior management conduct of the other executive officers.

        Additionally, the Compensation Committee considers management's recommendations and advice from the Committee's compensation consultant, FW Cook. Significant weight is placed on the recommendations of the Chief Executive Officer for compensation other than his own. The Chief Executive Officer evaluates each executive and makes recommendations about the structure of the compensation program and individual arrangements to the Committee.

        With respect to Fiscal Year 2010, the target level total direct compensation of Mr. Goldberg was established by the Compensation Committee. The target level total direct compensation of Messrs. Appel and Lennox, who joined the Company on May 27, 2009 and August 17, 2009, respectively, was established and approved by the Compensation Committee in connection with the negotiation of their respective offer of employment letters. The target level total direct compensation of each other named executive officer was recommended by Mr. Goldberg for Compensation Committee consideration and approval. For Fiscal Year 2010, the target level of total direct compensation for each of the named executive officers, was generally within the range of the 50th to 75th percentile of market.

        Allocation Among Components.    In determining the mix of overall compensation, the Company generally increases the portion delivered through variable incentives, and long-term equity-based incentives in particular, so that executives with the highest levels of responsibility who are most accountable to stockholders have the greatest amount of total compensation at risk. In determining the actual allocation, the Compensation Committee considered the market data and had discussions with Hay and FW Cook regarding the market data to develop an appropriate balance of annual base salary, annual incentive compensation and long-term incentive compensation.

        The Compensation Committee does not directly consider the amounts realized or realizable from prior incentive compensation awards in establishing the levels of short-term and long-term incentive compensation. This is in part due to several changes in the management team and the fact that no executive officer yet holds a significant amount of Company stock. In addition, the Compensation Committee does not want to discourage executive officers from accumulating Company stock out of concern that such accumulation might negatively impact future awards. Consistent with this objective, in Fiscal Year 2008, the Compensation Committee implemented executive stock ownership guidelines to encourage senior executives to accumulate meaningful ownership stakes that serve the purpose of aligning management interests with those of shareholders. These guidelines encourage executive officers to own or acquire Company stock equal in value to a multiple of their base salaries, ranging from two times in the case of a corporate Senior Vice President to five times in the case of the Chief Executive Officer, within a period of five years.

        Executive Employment Arrangements.    As a general matter, the Company does not enter into employment agreements with its executive officers. Instead, the Company uses employment security agreements for senior executive officers that provide for severance benefits in the event of a termination of employment, including a termination of employment in connection with a change in control. See "Severance and Change in Control Benefits" below for a discussion of the terms of the employment security agreements. The Company's expectation is that by using standardized forms of employment security agreements, it can achieve a consistent employment package for its executive officers while maintaining the ability to make changes when determined to be necessary. In addition, as described below, the Company generally enters into offer letters with each newly-hired executive officer that address base salary, bonus, equity compensation and other matters for the first year of such officer's employment with the Company. All such agreements and offer letters require Compensation Committee approval.

        In connection with Mr. Killion's appointment as Chief Executive Officer in September 2010, and pursuant to an offer letter, Mr. Killion's base salary was increased to $800,000 per year. In addition, under the offer letter he was awarded options to purchase 200,000 shares of Company stock at an exercise price of $2.00 per share and 100,000 restricted stock units. The options will vest in four equal annual installments beginning on the first anniversary of the grant date. The restricted stock units will vest over four years, 25% of the shares on the second anniversary of the grant date, an additional 25% of the shares on the third anniversary of the grant date and the remaining 50% of the shares on the fourth anniversary of the grant date. Mr. Killion will continue to be eligible to participate in the Company's annual bonus program, pursuant to the offer letter, with a target level bonus of 100% of his annual base salary and a maximum bonus of 200% of his annual base salary. In addition, Mr. Killion's employment security agreement will be amended to provide for a maximum of $1,000,000 in non-change in control severance payments.

        In May 2009, the Company entered into an offer letter with Mr. Appel with respect to his compensation for his first year of employment with the Company. Under Mr. Appel's offer letter, he was entitled to receive an annual base salary equal to $400,000 for his first year of employment, a target level bonus opportunity of 75% of his annual base salary, specified grants of stock options and time-vesting restricted stock units and customary benefits, including vacation.

        In addition, in August 2009 the Company entered into an offer letter with Mr. Lennox with respect to his compensation for his first year of employment with the Company. Under Mr. Lennox's offer letter, he was entitled to receive an annual base salary equal to $375,000 for his first year of employment, a target level bonus opportunity of 75% of his annual base salary (and a minimum bonus for Fiscal Year 2010 of 33% of his annual base salary), specified grants of stock options and time-vesting restricted stock units and customary benefits, including vacation.

        The Company entered into an employment agreement with Mr. Goldberg in connection with his appointment as President and Chief Executive Officer effective as of December 2007. In December 2008, Mr. Goldberg's employment agreement was amended and restated to bring the agreement into compliance with Section 409A of the Internal Revenue Code and to make other minor revisions. Mr. Goldberg's employment agreement had a two-year term that automatically renewed each year unless the Company or Mr. Goldberg elected otherwise 90 days prior to the then-scheduled end of the term. Under the terms of Mr. Goldberg's employment agreement, he was entitled to receive an annual base salary of not less than $1,025,000 per year and a target level bonus opportunity equal to 125% of his annual base salary. See "Severance and Change in Control Benefits" below for a discussion of payments to Mr. Goldberg following the termination of his employment in January 2010.

        In negotiating the employment agreement with Mr. Goldberg, the Compensation Committee was assisted by outside legal counsel and its independent consultant, FW Cook. It also considered relevant market data provided by Hay and the advice of FW Cook. In determining the appropriateness of the compensation payable to Messrs. Killion, Goldberg, Appel and Lennox under their respective arrangements, the Compensation Committee considered a number of factors. The Compensation Committee's objective was to align the overall direct compensation, including incentive compensation, of each of these officers with the median of the peer group as described above and to provide a substantial portion of such compensation in the form of performance-based compensation.

Annual Base Salary

        The Company provides each executive officer with a fixed level of annual compensation through the annual base salary component of the Company's executive compensation program. It is the Compensation Committee's objective to maintain base salaries that are approximately aligned between the 25th and 50th percentile of the Company's peer group. The Compensation Committee targets this range because it believes that it supports the objective of attracting and retaining high quality executives and results in an affordable level of fixed expense relative to peer companies. The Compensation Committee monitors the salaries of all executive officers annually and makes adjustments it deems necessary and appropriate in support of its various objectives. An annual performance review of each executive officer is utilized as part of this process. In November 2009, the Compensation Committee reviewed the current salaries of each of the named executive officers and decided to make no changes for Fiscal Year 2010. This decision was made to avoid an increase in fixed expense during a period when the Company's financial performance was weak and the overall level of economic uncertainty for the industry was high.

        In July 2010, the Compensation Committee approved an increase in Mr. Appel's annual base salary from $400,000 to $460,000. The Compensation Committee approved the increase based in large part on Mr. Appel's leadership of the Company's successful refinancing transactions that were completed in May 2010, as well as his overall performance and market data which suggested his base salary was below the 25th percentile of market.

Fiscal Year 2010 Performance Bonus

        For Fiscal Year 2010, the Company provided potential annual cash incentive compensation through the Company's bonus plan. The Company provides annual cash incentive compensation to focus management on the achievement of short-term performance goals that are designed to enhance stockholder value. As discussed previously, the performance-based bonus opportunities for the executive officers generally are targeted between the 25th percentile and the 50th percentile of market.

        Under the plan, a target level bonus opportunity is established for each participating employee. Target level bonus opportunities for the named executive officers for Fiscal Year 2010 are set forth below and ranged from 60% of base salary to 125% of base salary. Depending on actual performance, participating employees may receive no bonus payout if threshold level goals are not achieved or as much as 1.25 times the target level if the goals are significantly exceeded. The Compensation Committee and the Board of Directors, in their sole discretion, may adjust the amount and timing of bonus payments under the bonus plan to address special or unusual circumstances, such as a change in accounting principles or an unexpected event that significantly impacts the Company's operations. To the extent that adjustments are made after-the-fact, they can impact the tax deductibility of bonus payments under Section 162(m) of the Internal Revenue Code, and the Compensation Committee takes this into account in exercising its discretion. The Compensation Committee did not exercise such discretion for the named executive officers in Fiscal Year 2010.

        Fiscal Year 2010 Target Level Bonus Opportunities.    For Fiscal Year 2010, the target level bonus opportunity for each named executive officer was as follows:

Executive Officer	Target Bonus as A Percentage of Base Salary
Mr. Killion	75.0%
Mr. Appel	75.0%
Mr. Hollander	60.0%
Mr. Lennox	75.0%
Mr. Goldberg	125.0%
Mr. Acevedo	75.0%
Ms. Kwan	75.0%

        The target level bonus opportunity for Messrs. Killion, Goldberg, Appel and Lennox were based on the terms of their respective employment agreement or offer letters. The remaining target levels were established by the Compensation Committee based upon the recommendations of the Chief Executive Officer. Under the terms of his offer letter, Mr. Lennox was entitled to a minimum bonus for Fiscal Year 2010 of $125,000, or 33% of his annual base salary.

        Fiscal Year 2010 Performance Goals.    Under the bonus plan, the Compensation Committee establishes performance goals for the performance bonus at the beginning of each fiscal year. Historically, the Compensation Committee has established one or more performance goals applicable to the full fiscal year period. For Fiscal Year 2010, the Compensation Committee established separate performance goals for the Fall Season (August 1, 2009 through January 31, 2010) and the Spring Season (February 1, 2010 through July 31, 2010). The Fall Season was weighted at 65% for purposes of bonus opportunity and the Spring

Season was weighted at 35% for purposes of bonus opportunity. This weighting was intended to place greater emphasis on the period during which the majority of the Company's annual sales, profit and cash flow are typically realized, and also to ensure that an economically sufficient level of opportunity would remain thereafter to ensure that the management team was motivated to achieve targeted financial goals. The Compensation Committee believes the separate Fall Season (covering the Holiday season) and the Spring Season (covering both Valentine's Day and Mother's Day) provide appropriate performance-based incentive compensation for each of the Company's most important selling periods.

        In Fiscal Year 2010, the applicable performance goal for the Fall Season and the Spring Season was earnings before interest, taxes, depreciation and amortization, adjusted for the year-over-year change in deferred revenues related to warranty sales ("Adjusted EBITDA"). Adjusted EBITDA is computed by adding the following items to net income: interest expense, taxes, depreciation, amortization and the increase in deferred revenue related to warranty sales. The Compensation Committee believes that the use of Adjusted EBITDA, a cash flow based performance measure, aligns the annual bonus plan with operating performance and liquidity metrics emphasized by the Company's stockholders. For Fiscal Year 2010, the Compensation Committee established the following performance goals for the Fall Season and the Spring Season for Adjusted EBITDA:

	Threshold (Payout at 0.25 times Target times Seasonal Weight)	Target (Payout at Target times Seasonal Weight)	Stretch (Payout at 1.25 times Target times Seasonal Weight)
Fall Season Adjusted EBITDA (65% weight)	$47.9 million	$59.0 million	$74.0 million
Spring Season Adjusted EBITDA (35% weight)	$(0.9) million	$3.0 million	$16.6 million

        As shown in the table above, for each seasonal performance period in Fiscal Year 2010, a participant could receive a payout ranging from 25% of target (for threshold level performance) to 125% of target (for stretch level performance). The Compensation Committee established lower threshold and maximum levels for Fiscal Year 2010 than in prior years (Fiscal Year 2009 ranges were 50% of target for threshold performance to 200% of target for stretch performance) because of the uncertainty associated with broad, macroeconomic disruption and the resulting unpredictable impact on the business. The reduced threshold and maximums were intended to provide a softer downside in order to support retention of key talent and to motivate continued effort if the business environment continued to deteriorate. The reduced upside was intended to protect against windfall payouts in the event that business conditions improved faster than expected.

        Fiscal Year 2010 Performance.    The Company's Adjusted EBITDA for each of the Fall Season and Spring Season in Fiscal Year 2010 was below the threshold payout goal, and no executive officer received a bonus based upon Adjusted EBITDA performance.

        Under the terms of Mr. Lennox's offer letter, he was entitled to a minimum bonus for Fiscal Year 2010 of $125,000. In accordance with the terms of the offer, the minimum bonus was paid in two installments of $62,500 in August 2009 and February 2010.

        In addition, the Compensation Committee approved bonus compensation of $20,000 to Mr. Appel in October 2009. The bonus compensation was paid to Mr. Appel in light of extensive and time consuming additional projects that arose as a result of the Company's restatement and other circumstances.

Long-Term Incentive Compensation

        Long-term incentive awards are granted under the Zale Corporation 2003 Stock Incentive Plan (the "2003 Incentive Plan"), which provides for the grant of stock options, stock appreciation rights, restricted stock, time-vesting and performance-based restricted stock and restricted stock units, stock bonuses and phantom stock. Historically, the Company has principally used stock options and time vesting and performance-based restricted stock and restricted stock units.

        The Compensation Committee believes the 2003 Incentive Plan provides the Compensation Committee with flexibility and an appropriately broad array of long-term incentives that aligns the interests of the executive officers with those of stockholders and supports the Company's attraction/retention and financial efficiency objectives. Since an executive officer will benefit from a stock option award only to the extent the Company's stock price appreciates above the exercise price of the stock option, stock options align the interests of the executive officers and ensure that executives capture gains only to the extent that shareholder value has appreciated. The performance-based units are designed to focus management on the achievement of specific goals over a specified performance period, which correlates controllable operating performance and payouts to executives. Costs associated with the performance-based units are incurred only to the extent that the threshold performance goals are attained, which supports the objective of ensuring financial efficiency in the overall compensation program. Stock options also may require the achievement of specific goals over a specified performance period. Time-based restricted stock, which vests over three years, serves the dual objectives of aligning the executive's interests with stockholders by creating an immediate ownership interest and attracting and retaining highly skilled executives. The retention objective is further supported through the vesting schedules in both the stock option awards and performance-based units, which typically vest over four- and three-year periods, respectively.

        Annual Grants.    In general, the Compensation Committee makes long-term incentive compensation awards annually in connection with its evaluation of the Company's executive officers. The Compensation Committee meets early in the fiscal year (on November 3, 2009 for Fiscal Year 2010) and makes annual grants of equity compensation awards. The exercise price for stock option awards is based on the closing price of the Company Common Stock on the date of such meeting. In addition, the Compensation Committee also generally makes long-term incentive compensation awards to executive officers at the time of their employment or promotion and may also make additional grants as described below.

        In making annual long-term incentive awards, the Compensation Committee considers the specific allocation between the various elements of long-term incentive compensation and analyzes market data with respect to the allocation of various types of long-term incentive compensation. The Compensation Committee also balances the cost, performance and retention attributes of each type of award as described above.

        In making grants in November 2009, the Compensation Committee relied on grants of performance-based stock options rather than its historical blend of options, time-vesting restricted stock units and performance-based restricted stock units. Performance-based options were used because of the difficulty in setting multi-year financial goals in the uncertain economic environment and also to ensure that payouts, if any, would be tied to both changes in shareholder value over the long-term and an important short-term financial performance and liquidity threshold. For Fiscal Year 2010, because of the Company's depressed share price, the Compensation Committee did not target the grant date fair value of equity-based awards to a specific peer frame target or range. Rather, awards were structured to result in targeted levels of potential gains based on various assumed future stock prices. This approach was used because traditional valuation models, such as Black-Scholes, would have resulted in an excessive level of potential share dilution, exhausted the pool of shares from which future awards are granted, and potentially resulted in windfall gains to executive officers in the case of a large share price recovery. The Compensation Committee believed that the resulting award opportunities and potential gains were sufficient to retain key talent and to motivate management to take actions consistent with the Company's strategic planning process that would positively affect long-term shareholder value.

        On November 3, 2009, the Compensation Committee approved the following performance-based stock option grants: Mr. Goldberg received a grant of 211,000 stock options; Mr. Killion received a grant of 70,000 stock options; and each of Messrs. Hollander and Acevedo and Ms. Kwan received a grant of 48,000 stock options. Each option had an exercise price of $5.02 per share, the closing price of the Common Stock on the date of grant.

        The performance-based stock options were granted to each of the officers named above with an exercise price equal to the fair market value of the shares of Common Stock at the close of market on the grant date. The Compensation Committee believes that the use of close of business on the date of grant represents a best practice and is consistent with the SEC executive compensation reporting requirements with respect to the grant of stock options. All options granted had a maximum term of ten years, and were to become exercisable in equal increments of 25 percent per year beginning one year from the grant date; provided that the performance-based stock options would not vest if the Company failed to achieve a level of Adjusted EBITDA of not less than $45 million for Fiscal Year 2010. The Company did not achieve the minimum Adjusted EBITDA level and the performance-based stock options failed to vest and were terminated.

        As discussed above, Mr. Appel received a grant of 100,000 stock options and 20,000 time-vesting restricted stock units upon his appointment as an officer of the Company, pursuant to the terms of his offer letter. In addition, Mr. Lennox received a grant of 50,000 stock options and 15,000 time-vesting restricted stock units upon his appointment as an officer of the Company. In each case, the exercise price of the stock options was equal to the closing price of the Common Stock on the date of grant, which coincided with such officer's first day of employment with the Company. In addition, in each case, the time-vesting restricted stock units vest as to 25% of the units on the second anniversary of the grant date, as to 25% of the units on the third anniversary of the grant date and as to 50% of the units on the fourth anniversary of the grant date. As a result of these grants, these officers did not participate in the annual stock option grants made on November 3, 2009.

        Additional Stock Option Grants in Fiscal Year 2010.    As described above, the Company experiences significant executive management changes in January 2010. In February 2010, the Board of Directors of the Company formed a committee of independent directors to review a wide range of financing alternatives for the Company, with a goal of obtaining new capital necessary to provide the Company with sufficient liquidity and a long-term capital structure that would support the recovery of the business. Given the executive management changes and the uncertainty surrounding the Company's financing efforts, in February 2010, the Compensation Committee approved additional stock option grants designed to incentivize key employees to remain with the Company and complete the financing and recovery efforts. On February 26, 2010, the Compensation Committee approved the following stock option grants: each of Messrs. Killion and Appel received a grant of 100,000 stock options; and each of Messrs. Hollander and Lennox received a grant of 70,000 stock options.

        The stock options were granted to each of the officers named above with an exercise price equal to the fair market value of the shares of Common Stock ($2.37) at the close of market on the grant date. All options granted have a maximum term of ten years, and become exercisable in equal increments of 25 percent per year beginning one year from the grant date. Stock options automatically vest upon a change in control. See "Potential Payments upon a Termination or Change in Control" later in this Proxy Statement.

        See "Grants of Plan-Based Awards Made in Fiscal Year 2010" below for information regarding the grant date fair value of these awards.

Other Benefits

        The Company's executive compensation program is substantially free of perquisites. In Fiscal Year 2007, the Company eliminated executive physicals and the Medical Executive Reimbursement Plan ("MERP"). In addition, in the Company eliminated executive financial planning in Fiscal Year 2008. In Fiscal Year 2009, the Company eliminated its executive automobile lease program for all current executive officers. The MERP and the automobile program were replaced with a one-time corresponding adjustment to base salary. The Company continues to provide executive officers with enhanced group life insurance. In addition, in order to encourage Mr. Lennox to join the Company, the Company agreed to pay certain relocation expenses and certain commuting expenses for Mr. Lennox in Fiscal Year 2010. Consistent with the Company's standard relocation program, additional payments were made to Mr. Lennox to reimburse him with respect to taxes due on imputed income associated with the relocation benefits.

Severance and Change in Control Benefits

        Each of Messrs. Killion, Appel, Hollander and Lennox is a party to an employment security agreement that provides for various benefits in the event that his employment is terminated under certain circumstances. The Compensation Committee believes severance and change in control benefits are a standard market practice, which minimizes disruption during a pending or anticipated change in control and also supports the attraction and retention objectives of the overall compensation program.

        Under the employment security agreements, if the employment of a participating employee is terminated by the Company without cause or by the employee with good reason, the employee will be entitled to receive (1) a payment ranging from one to up to two times the employee's current annual base salary and average bonus for the prior three years, not to exceed, in the case of Mr. Killion, $1,000,000 and (2) continued coverage under various Company employee benefit plans for a period of up to 2 years. In the event of a termination of employment of a participating employee in connection with a change in control of the Company, the employee will be entitled to receive (1) a payment of up to three times the employee's current annual base salary and three times the employee's average earned bonus for the prior three years (or target bonus in the case of one named executive officer), (2) continued coverage under various Company employee benefit plans for a period of up to 36 months, and (3) vesting of all outstanding equity awards held by the employee.

        Change in control related benefits are paid only in the event of a "double trigger" situation in which the change in control is followed by a qualifying termination of employment, defined to include involuntary termination without "cause" or a "qualifying voluntary termination", other than accelerated vesting of equity awards which occurs upon a change in control.

        This system of employment security agreements was implemented in Fiscal Year 2008 to replace the Company's previous severance plan and change in control agreements. See "Potential Payments Upon Termination or Change in Control" later in this Proxy Statement.

        For a more detailed discussion of the benefits and tables that describe payouts under various termination scenarios, including in connection with a change in control, and for a discussion of compensation payable to Messrs. Goldberg and Acevedo and Ms. Kwan, see "Potential Payments upon a Termination or Change in Control" later in this Proxy Statement.

Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code prevents publicly held corporations, including the Company, from taking a tax deduction for compensation paid to a "covered employee" (generally the executive officers named in the Summary Compensation Table) in a taxable year to the extent that the compensation exceeds $1 million and is not qualified performance-based compensation under the Internal Revenue Code. The 2003 Incentive Plan and the Company's executive bonus plan have been designed to meet Internal Revenue Code regulations so that compensation realized in connection with stock options and other performance-based equity incentives granted under the 2003 Incentive Plan and performance bonuses under the executive bonus plan generally will be excluded from the deduction limit. Moreover, the Compensation Committee believes that, in order to attract, retain and reward the executive talent necessary to maximize stockholder returns, the Company's interests are best served in some circumstances by providing compensation that is subject to the deductibility limitation imposed by Section 162(m). Accordingly, the Compensation Committee retains the discretion to authorize compensation that does not qualify for income tax deductibility. In Fiscal Year 2010, the Company issued time-vesting restricted stock units to Mr. Lennox that, depending on the time of vesting, may not qualify for income tax deductibility. Option grants and performance bonuses made during Fiscal Year 2010 were designed to be excluded from the deduction limits.

 COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company's Annual Report on Form 10-K.

Members of the Committee:
Kenneth D. Gilman, Chairman Yuval Braverman John B. Lowe, Jr. Charles M. Sonsteby

        The information contained in the Compensation Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The Summary Compensation Table shows the amount and type of compensation received or earned in fiscal years 2010, 2009 and 2008 for the Chief Executive Officer, Chief Financial Officer and the other executive officers of the Company. The chart also includes Neal Goldberg, William Acevedo and Mary Kwan, each of whom is a former officer. Collectively, these officers are referred to as the "named executive officers."

	Year	Salary	Bonus(3)	Stock Awards(4)	Option Awards(5)	Non-Equity Incentive Plan Compensation	All Other Compensation(6)	Total

Theo Killion(1)	2010	$595,000	$—	$—	$395,593	$—	$17,892	$1,008,485
President and Interim Chief	2009	$585,654	$—	$261,400	$767,823	$—	$42,730	$1,657,607
Executive Officer	2008	$289,808	$581,000	$470,000	$477,939	$—	$37,073	$1,856,519

Matthew W. Appel(1)(2)	2010	$403,462	$20,000	$—	$164,424	$—	$9,583	$597,470
Executive Vice President and Chief Financial Officer	2009	$72,308	$—	$80,200	$254,145	$—	$11,136	$417,789

Gil Hollander	2010	$475,000	$—	$—	$273,613	$—	$14,502	$763,115
Executive Vice President, Chief	2009	$469,231	$—	$182,980	$524,367	$—	$19,629	$1,196,207
Merchant and Sourcing Officer	2008	$410,869	$—	$127,740	$370,106	$—	$35,194	$943,910

Richard Lennox(1) Executive Vice President and Chief Marketing Officer	2010	$359,134	$125,000	$84,900	$297,130	$—	$59,032	$925,197

Neal L. Goldberg(1)	2010	$473,077	$—	$—	$696,808	$—	$617,404	$1,787,289
Former Chief Executive Officer	2009	$1,004,231	$578,125	$501,900	$843,427	$—	$14,788	$2,942,471
	2008	$572,788	$1,378,125	$4,042,500	$1,502,815	$—	$30,380	$7,526,608

William Acevedo(1)	2010	$212,396	$—	$—	$158,516	$—	$342,571	$713,482
Former Executive Vice President and	2009	$450,000	$168,750	$52,280	$149,819	$—	$50,538	$871,387
Chief Stores Officer	2008	$138,462	$150,000	$274,800	$293,707	$—	$22,289	$879,258

Mary Kwan(1)	2010	$207,692	$—	$—	$158,516	$—	$383,571	$749,779
Former Executive Vice President and Chief Merchandising Officer	2009	$446,538	$150,000	$372,300	$445,361	$—	$34,863	$817,661

(1)
Each of Messrs. Appel and Lennox was a party to a written employment arrangement with the Company that addressed certain aspects of such officer's compensation for Fiscal Year 2010. See the "Compensation Discussion and Analysis—Executive Employment Arrangements," above for a summary of the terms of these employment arrangements. Mr. Lennox did not serve as an executive officer during Fiscal Year 2008 or Fiscal Year 2009. Neither Mr. Appel nor Ms. Kwan served as an executive officer during Fiscal Year 2008.

(2)
Mr. Appel joined the Company as Executive Vice President, Finance on May 27, 2009, and was named Executive Vice President and Chief Financial Officer on June 15, 2009.

(3)
Except with respect to Mr. Appel, represents the minimum annual bonus set forth in the respective employment agreement or offer of employment letter for each applicable executive officer. With respect to Mr. Appel, reflects additional bonus compensation approved during Fiscal Year 2010 as described in the "Compensation Discussion and Analysis" above.

(4)
The amounts reported reflect the grant date fair value of restricted stock unit awards granted in Fiscal Year 2010, Fiscal Year 2009 and Fiscal Year 2008, as determined in accordance with Accounting Standards Codification ("ASC") 718—Compensation. The actual value received by the named executive officers from these awards may range from $0 to amounts greater than the grant date fair value based on the Company's performance and the named executive officer's number of additional years of service with the Company. Although the full grant date fair value of performance-based restricted stock unit awards granted in Fiscal Year 2009 to each of Messrs. Killion, Hollander, Goldberg and Acevedo is reflected in the table above, these awards were terminated as a result of the Company's failure to satisfy minimum performance goals and, as a result, no amounts were recognized by the named executive officers. Amounts reflected in the table above as compensation with respect to Fiscal Year 2009 for these awards that were terminated without any payment are: Mr. Killion $261,400; Mr. Hollander $182,980; Mr. Goldberg $501,900; and Mr. Acevedo $52,280.

(5)
The amounts reported reflect the grant date fair value of stock option awards granted in Fiscal Year 2010, Fiscal Year 2009 and Fiscal Year 2008, as determined in accordance with ASC 718. The actual value received by the named executive officers from these awards may range from $0 to amounts greater than the grant date fair value based on the Company's performance and the named executive officer's number of additional years of service with the Company. Although the full grant date fair value of performance-based stock option awards granted in Fiscal Year 2010 to each of Messrs. Killion, Hollander, Goldberg and Acevedo and Ms. Kwan is reflected in the table above, these awards were terminated as a result of the Company's failure to satisfy minimum performance goals and, as a result, no amounts were recognized by the named executive officers. Amounts reflected in the table above as compensation with respect to Fiscal Year 2010 for these awards that were terminated without any payment are: Mr. Killion $231,168; Mr. Hollander $158,516; Mr. Goldberg $696,808; Mr. Acevedo $158,516; and Ms. Kwan $158,516.

  In accordance with SEC regulations, the amounts reported in the table above do not reflect the amount of estimated forfeitures. In accordance with ASC 718, the Company made certain assumptions in determining the value of these awards for financial reporting purposes. See "Stock-Based Compensation" in the Notes to the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended July 31, 2010 for a discussion of these assumptions.

(6)
Mr. Killion's "All Other Compensation" for 2010 consists of $8,428 annual insurance premiums paid by the Company, $9,006 for the Company's executive long-term disability plan ("Executive LTD") and $458 for a 401(k) match on behalf of Mr. Killion.

Mr. Appel's "All Other Compensation" for 2010 consists of $5,105 annual insurance premiums paid by the Company and $4,478 for the Executive LTD.

Mr. Hollander's "All Other Compensation" for 2010 consists of $6,699 annual insurance premiums paid by the Company and $7,803 for the Executive LTD.

Mr. Lennox's "All Other Compensation" for 2010 consists of $28,909 of relocation and commuting expense reimbursement, $13,763 to reimburse Mr. Lennox for taxes due on imputed income associated with the relocation benefits, $2,508 annual insurance premiums paid by the Company, $4,458 for the Executive LTD and $9,394 for reimbursement of certain state and local taxes.

Mr. Goldberg's "All Other Compensation" for 2010 consists of $4,399 annual insurance premiums paid by the Company, $4,819 for the Executive LTD, $6,609 for reimbursement of certain legal expenses incurred by Mr. Goldberg, $1,577 for a 401(k) match on behalf of Mr. Goldberg and $600,000 for severance. Under Mr. Goldberg's separation and release agreement, he agreed to certain non-competition, non-solicitation and confidentiality provisions for a period of time following his termination of employment.

Mr. Acevedo's "All Other Compensation" for 2010 consists of $1,682 annual insurance premiums paid by the Company, $3,389 for the Executive LTD and $337,500 for severance. Under Mr. Acevedo's separation and release agreement, he agreed to certain non-competition, non-solicitation and confidentiality provisions for a period of time following his termination of employment.

Ms. Kwan's "All Other Compensation" for 2010 consists of $3,178 annual insurance premiums paid by the Company, $5,393 for the Executive LTD and $375,000 for severance. Under Ms. Kwan's separation and release agreement, she agreed to certain non-competition, non-solicitation and confidentiality provisions for a period of time following her termination of employment.

        With respect to Messrs. Killion, Appel, Lennox, Hollander, Goldberg and Acevedo and Ms. Kwan, the aggregate amounts reflected in the "salary" and "bonus" columns in the Summary Compensation Table comprised 59.0%, 70.9%, 62.2%, 52.3%, 26.5%, 29.8% and 27.7%, respectively, of the total compensation for each such officer.

Grants of Plan-Based Awards Made in Fiscal Year 2010

        The Grants of Plan-Based Awards Table provides information on goals established for payouts under the Zale Annual Bonus Plan for Fiscal Year 2010, and restricted stock unit awards and stock option grants made to the named executive officers in Fiscal Year 2010.

								All Other Stock Awards: Number of Shares of Stock of Units(3) (#)	All Other Option Awards
												Grant Date Fair Value of Stock and Option Awards(6) ($)
					Estimated Future Payouts Under Equity Incentive Plan Awards(2)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)							Number of Securities Underlying Options(4) (#)
											Exercise Of Base Price ($/Sh)
					Threshold (#)	Target (#)	Maximum (#)
Name	Grant Date	Threshold	Target	Maximum

Theo Killion	11/03/2009	$111,563	$446,250	$557,813	—	—	—	—	—		—	N/A
	11/03/2009	—	—	—	—	—	—	—	70,000	(5)	$5.02	$231,168
	2/26/2010	—	—	—	—	—	—	—	100,000		$2.37	$164,424

Matthew W. Appel	11/03/2009	$75,000	$300,000	$375,000	—	—	—	—	—		—	N/A
	2/26/2010	—	—	—	—	—	—	—	100,000		$2.37	$164,424

Gil Hollander	11/03/2009	$71,250	$285,000	$356,250	—	—	—	—	—		—	N/A
	11/03/2009	—	—	—	—	—	—	—	48,000	(5)	$5.02	$158,516
	2/26/2010	—	—	—	—	—	—	—	70,000		$2.37	$115,097

Richard Lennox	8/17/2009	$125,000	$281,250	$351,562	—	—	—	—	—		—	N/A
	8/17/2009	—	—	—	—	—	—	15,000	—		—	$84,900
	8/17/2009	—	—	—	—	—	—	—	50,000	(5)	$5.66	$182,033
	2/26/2010	—	—	—	—	—	—	—	70,000		$2.37	$115,097

Neal Goldberg(7)	11/03/2009	$320,312	$1,281,250	$1,601,562	—	—	—	—	—		—	N/A
	11/03/2009	—	—	—	—	—	—	—	211,000	(5)	$5.02	$696,808

William Acevedo(7)	11/03/2009	$84,375	$337,500	$421,875	—	—	—	—	—		—	N/A
	11/03/2009	—	—	—	—	—	—	—	48,000	(5)	$5.02	$158,516

Mary Kwan(7)	11/03/2009	$84,375	$337,500	$421,875	—	—	—	—	—		—	N/A
	11/03/2009	—	—	—	—	—	—	—	48,000	(5)	$5.02	$158,516

(1)
Represent bonus opportunities under the Company's annual bonus plan for Fiscal Year 2010. The target bonus levels for Messrs. Killion, Appel, Hollander, Lennox, Goldberg and Acevedo and Ms. Kwan for Fiscal Year 2010 expressed as a percentage of base salary were 75%, 75%, 60%, 75%, 125%, 75% and 75%, respectively. Based on goals established by the Compensation Committee for Adjusted EBITDA in the Fall Season (65% weight) and the Spring Season (35% weight), actual payouts to the named executive officers, other than Mr. Lennox, could have ranged from 0% of the target award to 125% of the target award. The Company failed to satisfy the threshold Adjusted EBITDA goal for the Fall Season and Spring Season in Fiscal Year 2010 and, as a result, no bonuses were paid pursuant to the Company's annual bonus plan, except as described below in this note (1). Under the terms of the Company's offer of employment letter, Mr. Lennox was entitled to receive a minimum bonus of $125,000 for Fiscal Year 2010. For a more detailed description of the Company's annual bonus plan, including a discussion of the Company's performance with respect to goals, see the "Compensation Discussion and Analysis" above.

(2)
Represent performance-based restricted stock units granted under the 2003 Incentive Plan. Under the terms of these awards, these restricted stock units were to vest as to 25% of the shares covered thereby on the second anniversary of grant date, 25% of the shares covered thereby on the third anniversary of the grant date and 50% of the shares covered thereby on the fourth anniversary of the grant date. However, under the terms of these awards, the restricted stock units were to terminate in the event the Company failed to achieve a minimum Adjusted EBITDA goal in Fiscal Year 2009. The Company failed to satisfy the minimum Adjusted EBITDA goal for Fiscal Year 2009 and the restricted stock units were terminated without payment.

(3)
Represents time-vesting restricted stock units granted under the 2003 Incentive Plan. These time-vesting restricted stock units will vest as to 25% of the shares covered thereby on the second anniversary of grant date, 25% of the shares covered thereby on the third anniversary of the grant date and 50% of the shares covered thereby on the fourth anniversary of the grant date. Upon vesting, the holder is entitled to receive one share of the Company's common stock per restricted stock unit. At the election of the Company, holders may receive a cash payment in lieu of shares of the Common Stock. Holders of time-vesting restricted stock units are not entitled to receive dividends with respect to such awards. In the event of a change in control of the Company, all unvested time-vesting restricted stock units will immediately vest in full.

(4)
Represents stock options granted under the 2003 Incentive Plan. All options granted have a term of 10 years, and become exercisable in equal increments of 25% per year beginning one year from the grant date. Upon the occurrence of a change in control of the Company, the options become fully and immediately exercisable.

(5)
Represents performance-based stock options granted under the 2003 Incentive Plan. The options were granted with a term of 10 years and were to become exercisable in equal increments of 25% per year beginning one year from the grant date. However, under the terms of these awards, the stock options were to terminate in the event the Company failed to achieve a minimum Adjusted EBITDA goal in Fiscal Year 2010. The Company failed to satisfy the minimum Adjusted EBITDA goal for Fiscal Year 2010 and the stock options were terminated without payment.

(6)
Represents the grant date fair value of each equity-based award as determined in accordance with ASC 718. The actual value received by the named executive officers with respect to these awards may range from $0 to an amount greater than the reported amount, depending on the Company's actual performance and the executive officer's number of additional years of service with the Company. As a result of the termination of the performance-based stock options granted on November 3, 2009 and described in note (5) above, the officers will not receive any value with respect to these awards.

(7)
The Fiscal Year 2010 grants to each of Mr. Goldberg, Mr. Acevedo and Ms. Kwan were terminated without payment upon the termination of employment of each such officer.

Outstanding Equity Awards

        As of the end of Fiscal Year 2010, the named executive officers held the following equity awards:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units That Have Not Vested		Market Value of Shares or Units That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1)

Theo Killion	—	100,000	$2.37	02/26/2020	—		$—	—	$—
	20,500	61,500	$26.14	09/16/2018	—		$—	—	$—
	50,000	50,000	$15.69	01/23/2018	22,500	(2)	$39,600

Matthew W. Appel	—	100,000	$2.37	02/26/2020	—		$—	—	$—
	25,000	75,000	$4.01	05/27/2019	20,000	(3)	$35,200	—

Gil Hollander	—	70,000	$2.37	02/26/2020	—		$—	—	$—
	14,000	42,000	$26.14	09/16/2018	—		$—	—	$—
	27,500	27,500	$21.29	11/14/2017	4,500	(4)	$7,920	—	$—
	7,500	2,500	$27.89	09/14/2016	—		$—	—	$—
	11,250	3,750	$27.24	08/29/2016	—		$—	—	$—
	25,000	—	$24.10	05/05/2016	—		$—	—	$—
	10,000	—	$27.52	09/06/2015	—		$—	—	$—
	10,000	—	$26.33	01/10/2015	—		$—	—	$—
	10,000	—	$27.44	07/21/2014	—		$—	—	$—
	8,524	—	$23.23	07/22/2013	—		$—	—	$—

Richard Lennox	—	70,000	$2.37	02/26/2020	—		$—	—	$—
	—	50,000	$5.66	08/17/2019	15,000	(5)	$26,400	—	$—

Neal Goldberg	—	—	$—	—	—		$—	—	$—

William Acevedo	—	—	$—	—	—		$—	—	$—

Mary Kwan	—	—	$—	—	—		$—	—	$—

(1)
Based on the closing price of the Company's Common Stock as reported on the New York Stock Exchange on July 31, 2010.

(2)
Represents time-vesting restricted stock units granted on January 23, 2008 that vest as to 100% of the shares covered thereby on the anniversary of the grant date as follows: Year 1—0%, Year 2—25%, Year 3—25%, Year 4—50%. In the event of a change in control of the Company, these restricted stock units will vest immediately.

(3)
Represents time-vesting restricted stock units granted on May 27, 2009 that vest as to 100% of the shares covered thereby on the anniversary of the grant date as follows: Year 1—0%, Year 2—25%, Year 3—25%, Year 4—50%. In the event of a change in control of the Company, these restricted stock units will vest immediately.

(4)
Represents time-vesting restricted stock units granted on November 14, 2007 that vest as to 100% of the shares covered thereby on the anniversary date of grant as follows: Year 1—0%, Year 2—25%, Year 3—25%, Year 4—50%. In the event of a change in control of the Company, these restricted stock units will vest immediately.

(5)
Represents time-vesting restricted stock units granted on August 17, 2009 that vest as to 100% of the shares covered thereby on the anniversary of the grant date as follows: Year 1—0%, Year 2—25%, Year 3—25%, Year 4—50%. In the event of a change in control of the Company, these restricted stock units will vest immediately.

Options Vesting Schedule

        The stock option awards reflected in the table above that were not fully vested as of July 31, 2010 have the following vesting schedules:

Expiration Date as Reflected in Table	Original Grant Date	Vesting Schedule

February 26, 2020	February 26, 2010	25% on each of February 26, 2011, 2012, 2013 and 2014

August 17, 2019	August 17, 2009	25% on each of August 17, 2010, 2011, 2012 and 2013

May 27, 2019	May 27, 2009	25% vested; 25% on each of May 27, 2011, 2012 and 2013

September 16, 2018	September 16, 2008	25% vested; 25% on each of September 16, 2010, 2011 and 2012

April 11, 2018	April 11, 2008	50% vested; 25% on each of April 11, 2011and 2012

January 23, 2018	January 23, 2008	50% vested; 25% on each of January 23, 2011 and 2012

November 14, 2017	November 14, 2007	50% vested; 25% on each of November 14, 2010 and 2011

September 14, 2016	September 14, 2006	75% vested; 25% on September 16, 2010

August 29, 2016	August 29, 2006	75% vested; 25% on August 29, 2010

 Options Exercised and Stock Vested in Fiscal Year 2010

        This table shows the number and value of stock options exercised by the named executive officers in Fiscal Year 2010 and the shares of restricted stock that vested in Fiscal Year 2010.

	Option		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)

Theo Killion	—	$—	7,500	$17,625

Matthew W. Appel	—	$—	—	$—

Gil Hollander	—	$—	3,500	$20,355

Richard Lennox	—	$—	—	$—

Neal Goldberg	—	$—	83,333	$173,333

William Acevedo	—	$—	—	$—

Mary Kwan	—	$—	—	$—

(1)
These amounts represent the fair market value of the shares acquired on vesting, based on the closing market price of the Company's Common Stock as reported on the New York Stock Exchange on the applicable vesting date.

Pension Benefits at Fiscal Year-End 2010

        In Fiscal Year 2007, the Company terminated its supplemental executive retirement plan through which eligible Company executives were provided with an opportunity to receive payments each year following retirement. The Company no longer maintains any executive retirement plans.

Potential Payments Upon a Termination or Change in Control

        Each of Messrs. Killion, Appel, Hollander and Lennox has an employment security agreement. Under the employment security agreements, if the employment of a participating employee is terminated by the Company without cause or by the employee with good reason, the employee will be entitled to receive (1) a payment ranging from one to up to two times the employee's current annual base salary and two times the employee's average earned bonus for the prior three years, not to exceed, in the case of Mr. Killion, $1,000,000 and (2) continued coverage under various Company employee benefit plans for a period of up to 2 years. In the event of a termination of employment of a participating employee in connection with a change in control of the Company, the employee will be entitled to receive (1) a payment of up to three times the employee's current annual base salary and three times the employee's average earned bonus for the prior three years (or target bonus in the case of one named executive officer), (2) continued coverage under various Company employee benefit plans for a period of up to 36 months, and (3) vesting of all outstanding equity awards held by the employee.

        Change in control related benefits are paid only in the event of a "double trigger" situation in which the change in control is followed by a qualifying termination of employment, defined to include involuntary termination without "cause" or a "qualifying voluntary termination", other than accelerated vesting of equity awards which occurs upon a change in control. Under the employment security agreements, the termination must occur within the period beginning six months prior to the change in control and ending 24 months after the change in control.

        For these purposes, a "change in control" includes: (1) the acquisition by any person of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 30% (or, in some cases, 50%) or more the Company's voting stock; (2) the majority of the Company's Board of Directors consists of individuals other than the Company's current directors or any new director whose election was supported by two-thirds of the directors who then comprise the Board; (3) the adoption of any plan of liquidation providing for a distribution of all or substantially all of the Company's assets; or (4) the disposition of all or substantially all of the Company's assets or business through a merger, consolidation or other transaction (unless the stockholders of the Company immediately prior to such transaction own in substantially the same proportion all of the voting stock of the surviving entity), the Company combines with another company and is the surviving corporation, but immediately after the combination, the stockholders of the Company immediately prior to the combination own 50% or less of the voting stock of the combined company.

        For these purposes, "cause" includes: (1) indictment for a felony or a crime involving moral turpitude; (2) commission of an act constituting fraud, deceit or material misrepresentation with respect to the Company; (3) recurrent use of alcohol or prescribed medications at work or otherwise or the use of any illegal substances, in any case resulting in impaired job performance as determined by the Company in its sole discretion; (4) embezzlement of Company assets or funds; or (5) commission of a negligent or willful act or omission, in the case of items (2), (4) or (5), that causes material detriment to the Company.

        For these purposes, a "qualifying voluntary termination" in connection with a change in control includes a voluntary termination after any of the following: (1) assignment to the executive officer of duties inconsistent with the executive officer's position or a reduction in duties; (2) a reduction of the executive officer's base salary or bonus eligibility; (3) movement of the Company's executive offices or a required relocation of the executive officer outside of the Dallas/Fort Worth, Texas area; (4) the Company's failure to continue in effect any Company sponsored 401 (k), incentive compensation or expense reimbursement plan that is in effect on the date of the change in control (or replacement plans that provide the same or more favorable benefits); (5) any material breach by the Company of the employment security agreement or (6) any failure by the Company to obtain the assumption of the employment security agreement by a successor company.

        In connection with the receipt of the benefits described above following a termination of employment, a named executive officer will be subject to customary non-competition and non-solicitation for a period of up to three years following termination of employment, as well as continuing confidentiality provisions.

        For a further discussion of the Company's severance and change in control benefits, including a discussion of the Company's reasons for providing such benefits, see "Compensation Discussion and Analysis—Severance and Change in Control Benefits" above.

        The following tables provide the potential payouts to each of Messrs. Killion, Appel, Hollander and Lennox under various termination of employment scenarios, assuming each such officer's employment was terminated on July 31, 2010.

Theo Killion

Benefits and Payments	Termination For Cause	Voluntary Termination	Death	Disability	Termination without Cause or Qualifying Voluntary Termination	Change in Control Termination

Cash Severance	—	—	$595,000	$595,000	$892,500	$1,785,000

Accelerated vesting of:

Stock Options(1)	—	—	—	—	—	—

Time-Vesting RSU's	—	—	—	—	—	$39,600

Continuation of Benefits	—	—	—	$7,373	$11,059	$22,118

Total:	—	—	$595,000	$602,373	$903,559	$1,846,718

(1)
As of July 31, 2010, the exercise price of all stock options held by Mr. Killion exceeded the closing price of the Common Stock. Accordingly, no amounts have been reflected with respect to the accelerated vesting of these stock options in the event of a change in control. See "Outstanding Equity Awards" above for a complete listing of the stock options held by Mr. Killion.

Matthew W. Appel

Benefits and Payments	Termination For Cause	Voluntary Termination	Death	Disability	Termination without Cause or Qualifying Voluntary Termination	Change in Control Termination

Cash Severance	—	—	$460,000	$460,000	$460,000	$1,380,000

Accelerated vesting of:

Stock Options(1)	—	—	—	—	—	$—

Time-Vesting RSU's	—	—	—	—	—	$20,000

Continuation of Benefits	—	—	—	$5,498	$5,498	$16,493

Total:	—	—	$460,000	$465,498	$465,498	$1,416,493

(1)
As of July 31, 2010, the exercise price of all stock options held by Mr. Appel exceeded the closing price of the Common Stock. Accordingly, no amounts have been reflected with respect to the accelerated vesting of these stock options in the event of a change in control. See "Outstanding Equity Awards" above for a complete listing of the stock options held by Mr. Appel.

Gil Hollander

Benefits and Payments	Termination For Cause	Voluntary Termination	Death	Disability	Termination without Cause or Qualifying Voluntary Termination	Change in Control Termination

Cash Severance	—	—	$475,000	$475,000	$950,000	$2,280,000

Accelerated vesting of:

Stock Options(1)	—	—	—	—	—	—

Time-Vesting RSU's	—	—	—	—	—	$4,500

Continuation of Benefits	—	—	—	$7,372	$14,743	$22,115

Total:	—	—	$475,000	$482,372	$964,743	$2,306,615

(1)
As of July 31, 2010, the exercise price of all stock options held by Mr. Hollander exceeded the closing price of the Common Stock. Accordingly, no amounts have been reflected with respect to the accelerated vesting of these stock options in the event of a change in control. See "Outstanding Equity Awards" above for a complete listing of the stock options held by Mr. Hollander.

Richard Lennox

Benefits and Payments	Termination For Cause	Voluntary Termination	Death	Disability	Termination without Cause or Qualifying Voluntary Termination	Change in Control Termination

Cash Severance	—	—	$375,000	$375,000	$375,000	$562,500

Accelerated vesting of:

Stock Options(1)	—	—	—	—	—	—

Time-Vesting RSU's	—	—	—	—	—	$15,000

Continuation of Benefits	—	—	—	$7,372	$7,372	$11,057

Total:	—	—	$375,000	$382,372	$382,372	$588,557

(1)
As of July 31, 2010, the exercise price of all stock options held by Mr. Lennox exceeded the closing price of the Common Stock. Accordingly, no amounts have been reflected with respect to the accelerated vesting of these stock options in the event of a change in control. See "Outstanding Equity Awards" above for a complete listing of the stock options held by Mr. Lennox.

Other Compensation

        On January 11, 2010, Mary Kwan, former Executive Vice President and Chief Merchandising Officer left the Company effective immediately. On January 28, 2010, the Company entered into a Separation and Release Agreement with Ms. Kwan. As provided in the agreement, (1) Ms. Kwan received severance pay of $375,000, and (2) for a period of ten months following the end of her employment with the Company, she remains eligible to continue medical insurance coverage at rates then applicable to employees for such coverage; provided that the Company's obligation to continue medical coverage at rates then applicable to employees for such coverage will terminate if Ms. Kwan is eligible to receive coverage under the health plan of another employer. In addition, under the terms of the agreement, Ms. Kwan has agreed to certain non-competition and non-solicitation provisions for a period of ten months following the end her employment with the Company.

        On January 12, 2010, Neal Goldberg, former President and Chief Executive Officer left the Company effective immediately. On February 11, 2010, the Company entered into a Separation and Release Agreement with Mr. Goldberg. As provided in the agreement, (1) Mr. Goldberg received severance pay of $500,000, paid in one lump sum installment not later than eight days after the date of the agreement, plus

$100,000, paid in one lump sum to be paid on the first business day following July 31, 2010, (2) all vested stock options granted to Mr. Goldberg remained exercisable for a period of 90 days following the end of his employment with the Company, and (3) for a period of one year following the end of his employment, he remains eligible to continue medical insurance coverage at rates then applicable to employees for such coverage; provided that the Company's obligation to continue medical coverage at rates then applicable to employees for such coverage will terminate if Mr. Goldberg is eligible to receive coverage under the health plan of another employer. In addition, under the terms of the Agreement, Mr. Goldberg has agreed to certain non-solicitation provisions for a period of two years following the end his employment with the Company.

        On January 13, 2010, William Acevedo, former Executive Vice President and Chief Stores Officer left the Company effective immediately. On February 8, 2010, the Company entered into a Separation and Release Agreement with Mr. Acevedo. As provided in the agreement, (1) Mr. Acevedo received severance pay of $337,500, and (2) for a period of nine months following the end of his employment with the Company, he remains eligible to continue medical insurance coverage at rates then applicable to employees for such coverage. In addition, under the terms of the agreement, Mr. Acevedo has agreed to certain non-competition and non-solicitation provisions for a period of nine months following the end his employment with the Company.

 DIRECTOR COMPENSATION

        The following table summarizes total compensation awarded to, earned by or paid to each of the Company's non-employee directors during Fiscal Year 2010.

Name	Fees Earned or Paid In Cash ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

J. Glen Adams(2)	$72,774	—	—	—	—	—	$72,774

Yuval Braverman	$81,000	—	$5,960	—	—	—	$86,960

Richard C. Breeden(3)	$69,000	—	$5,960	—	—	—	$74,960

James M. Cotter(3)	$77,000	—	$5,960	—	—	—	$82,960

Stefan L. Kaluzny(4)	—	—	—	—	—	—	—

John B. Lowe, Jr.	$130,000	—	$5,960	—	—	—	$135,960

Peter Morrow(4)	—	—	—	—	—	—	—

Thomas C. Shull(5)	$77,152	—	$5,960	—	—	—	$83,112

Charles M. Sonsteby	$120,000	—	$5,960	—	—	—	$125,960

David M. Szymanski(5)	$88,815	—	$5,960	—	—	—	$94,775

(1)
The amounts reported reflect the grant date fair value of stock option awards granted to the non-employee directors in Fiscal Year 2010, as determined in accordance with ASC 718. Stock options have a term of 10 years and become exercisable one year from the grant date. See "Stock-Based Compensation" in the notes to the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended July 31, 2010 for a description of assumptions made by the Company in valuing the stock options.

(2)
Mr. Adams did not stand for reelection at the 2009 Annual Meeting of Stockholders. Mr. Adams served as a director until December 7, 2009.

(3)
Under the governing documents of Breeden Partners and related investment funds, compensation received by Messrs. Breeden and Cotter for service as directors of the Company is turned over to the investment funds. Messrs. Breeden and Cotter have no interest in such compensation other than to the extent of their pro rata ownership interest in the investment funds. Effective September 23, 2010, Messrs. Breeden and Cotter resigned from the Board of Directors.

(4)
Effective May 10, 2010, Messrs. Kaluzny and Morrow were elected to serve as members of the Board of Directors.

(5)
Effective May 9, 2010, Messrs. Shull and Szymanski resigned from the Board of Directors.

Summary of Director Compensation

        During Fiscal Year 2010, each independent non-employee director of the Company received quarterly retainer fees of $10,000. The Chairman of the Audit Committee of the Board of Directors received an additional annual retainer fee of $20,000. Dr. Szymanski received an additional annual retainer fee of $10,000 as Co-Chair of the Compensation Committee. Each independent non-employee director received a $1,500 fee for each in-person Board of Directors meeting attended and a $1,000 fee for each telephonic Board of Directors meeting attended. Also, each Committee member received $1,500 for each in-person Committee meeting attended and $1,000 for each telephonic Committee meeting attended. Independent non-employee directors also received an annual award of 5,000 stock options with a grant date fair value of $5,960 under the Zale Corporation Non-Employee Directors Equity Compensation Plan. The annual stock option grants vest one year after the date of receipt.

        During a portion of Fiscal Year 2010, independent non-employee directors were permitted to elect to defer delivery of shares upon vesting of restricted stock units and could elect to receive deferred stock units in lieu of payment of the quarterly retainer fee of $10,000. Each director who made a deferral election with respect to the annual retainer grant elected to defer delivery of any shares until six months following separation from service on the Board. With respect to quarterly retainer fees, each deferred stock unit vested immediately upon receipt. The holder was entitled to receive one share of the Company's common stock per deferred stock unit, unless the Company elected to make a cash payment in lieu of shares of the Common Stock. Each holder of deferred stock units elected to defer delivery of any shares payable under the deferred stock units until the date that is six months following his separation from service on the Board.

        In September 2010, the Board of Directors approved changes to the non-employee director compensation program. Each independent non-employee director will receive an annual retainer of $75,000, but will no longer receive fees for each Board or Committee meeting attended; provided, however, that if an independent non-employee director has attended 20 Board and committee meetings during any fiscal year, the director will begin to receive fees for each additional meeting attended at the rate of $1,500 for each additional in person meeting and $1,000 for each additional telephonic meeting. The Chairman of each committee of the Board Directors will receive an additional retainer fee of $20,000. Independent non-employee directors also will receive an annual grant of 10,000 stock options.

        In September 2010, Kenneth D. Gilman was elected to serve as a member of the Board of Directors. In connection with Mr. Gilman's election to the Board, he received a grant of 50,000 stock options as a one-time additional director's fee. The options have an exercise price of $1.99 per share, equal to the market price on the date of grant, and become exercisable on the first anniversary of the grant date.

Director Indemnification Arrangements

        The Company has entered into indemnification agreements with each of the directors of the Company, agreeing to indemnify such persons against expenses, judgments, fines and amounts paid in settlement of, or incurred in connection with, any threatened, pending or completed action, suit or proceeding in which the director was or is, or is threatened to be made, a party by reason of his or her service as a director, officer, employee or agent of the Company, provided that the director acted in good faith and in a manner he or she reasonably believed to be in the best interest of the Company and, with respect to any criminal action or proceeding, provided he or she had reasonable cause to believe such actions were lawful. Each indemnification agreement also provides for the advance of expenses incurred by the director in defending any proceeding. The Company expects to enter into similar agreements with new directors elected in the future.

Litigation Matters

        In November 2009, the Company and four former officers, Neal L. Goldberg, Rodney Carter, Mary E. Burton and Cynthia T. Gordon, were named as defendants in two purported class-action lawsuits filed in the United States District Court for the Northern District of Texas. The suits allege various violations of securities laws arising from the financial statement errors that led to the restatement completed by the Company as part of its Annual Report on Form 10-K for the fiscal year ended July 31, 2009. On August 9, 2010, the two lawsuits were consolidated into one. The consolidated lawsuit requests unspecified damages and costs. It is in the preliminary stage and we intend to vigorously contest the lawsuit. However, the Company cannot predict the outcome or duration of the lawsuit.

        In December 2009, the directors of the Company and four former officers, Neal L. Goldberg, Rodney Carter, Mary E. Burton and Cynthia T. Gordon, were named as defendants in a derivative action lawsuit brought on behalf of the Company by a shareholder in the County Court of Dallas County, Texas. The suit alleges various breaches of fiduciary and other duties by the defendants that generally are related to the financial statement errors described above. In addition, the Board of Directors has received demands from two shareholders requesting that the Board of Directors take action against each of the individuals named in the derivative lawsuit to recover damages for the alleged breaches. The lawsuit requests unspecified damages and costs. The lawsuit has been stayed pending developments in the consolidated federal lawsuit described above. In the event that the defendants prevail, they are likely to be entitled to indemnification from the Company with respect to their defense costs. The Company cannot predict the outcome or duration of the lawsuit.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Company's Compensation Committee is made up of non-employee directors who have neither served as officers of nor been employed by the Company or any of its subsidiaries or affiliates. None of the Company's executive officers serve on the board of directors of any company of which any director of the Company serves as executive officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than ten percent (10%) of any class of the Company's equity securities, to file with the SEC initial reports ("Form 3") of beneficial ownership and reports of changes ("Form 4" and "Form 5") in beneficial ownership of Common Stock and other equity securities of the Company. Executive officers, directors and beneficial owners of greater than ten percent (10%) of the outstanding Common Stock are required to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from the Company's directors and executive officers that no other reports were required, all of the Company's executive officers, directors and beneficial owners of greater than ten percent (10%) of the outstanding Common Stock complied with the Section 16(a) filing requirements for Fiscal Year 2010.

 AUDIT COMMITTEE REPORT

        The members of the Audit Committee are John B. Lowe, Jr., Yuval Braverman and Charles M. Sonsteby. The Board of Directors has determined that during Fiscal Year 2010, each member of the Audit Committee was independent under the rules of the NYSE and that each current member is independent. The Audit Committee acts under a written charter adopted by the Board of Directors that sets forth its responsibilities and duties as well as requirements for the Audit Committee's composition and meetings. A copy of the charter is available on the Company's corporate web site at www.zalecorp.com under the heading "About Zale Corporation—Corporate Governance."

        The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended July 31, 2010.

        The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and issued by the Auditing Standards Board of the American Institute of Certified Public Accountants ("AICPA"), and as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T.

        The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and issued by the Independence Standards Board of the AICPA, which has been adopted by the PCAOB in Rule 3600T, and has discussed with the auditors their independence. The Audit Committee has also considered the fees billed by Ernst & Young LLP during the last fiscal year for audit and non-audit services to the Company, which are set forth below, and has determined that the provision of the non-audit services are compatible with the firm's independence.

        Based on the reviews and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2010, for filing with the SEC.

        The foregoing report is furnished by the members of the Audit Committee:

                        Charles M. Sonsteby, Chairman
                        Yuval Braverman
                        John B. Lowe, Jr.

        The information contained in the Audit Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

Independent Registered Public Accounting Firm

        Audit Fees.    Audit fees billed by Ernst & Young LLP totaled $1,809,166 in Fiscal Year 2010 and $1,586,350 in Fiscal Year 2009. Audit fees include fees associated with the annual audits of the Company's consolidated financial statements, reviews of the Company's quarterly reports on Form 10-Q, and accounting consultations associated with new agreements executed in Fiscal Year 2010.

        Audit-Related Fees.    Audit-related fees billed by Ernst & Young LLP totaled $209,000 in Fiscal Year 2010 and Fiscal Year 2009. Audit-related fees include fees associated with the annual audits of the financial statements of certain employee benefit plans and the statutory audits of the financial statements of the Company's insurance subsidiaries.

        Tax Fees.    Fees billed by Ernst & Young LLP for tax services were $689,373 in Fiscal Year 2010 and $87,693 in Fiscal Year 2009. These fees related to tax compliance.

        All Other Fees.    No other fees were billed by Ernst & Young LLP for other services not included above in Fiscal Year 2010 or Fiscal Year 2009.

        In addition to retaining Ernst & Young LLP to audit the Company's consolidated financial statements in Fiscal Year 2010, the Company retained Ernst & Young LLP and other accounting and consulting firms to provide advisory, auditing and consulting services in Fiscal Year 2010. The Company's Audit Committee pre-approves all non-audit work performed by Ernst & Young LLP on an item-by-item basis, such as assistance with day-to-day federal, state and international tax issues, as well as compensation and employee benefit issues. In the case of such tax-related services, those members of the Company's management team responsible for engaging Ernst & Young LLP to perform such services must report specific engagements to the Audit Committee at each meeting of the Audit Committee.

 PROPOSAL NO. 2:

APPROVAL OF AN AMENDMENT TO THE ZALE CORPORATION
NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION PLAN
TO INCREASE THE SHARES RESERVED FOR ISSUANCE BY 250,000 SHARES

        On November 11, 2005, the stockholders of the Company approved the Zale Corporation Non-Employee Director Equity Compensation Plan (formerly known as the Zale Corporation Outside Directors' 1995 Stock Option Plan) (the "Outside Directors' Plan"). As originally adopted, the Outside Directors' Plan provided for the grant of options to purchase shares of Common Stock and awards of shares of restricted stock ("Incentive Awards") to members of the Company's Board of Directors who are not employees of the Company or any subsidiary thereof ("Participants"). In November 2008, the Outside Director's Plan was amended to add restricted stock units and deferred stock units as available forms of Incentive Awards. An aggregate of 250,000 shares of Common Stock were authorized for issuance to Participants under the Outside Directors' Plan, with no more than 100,000 shares to be granted as restricted stock, restricted stock units or deferred stock unit awards. A copy of the Outside Directors' Plan as currently in effect is attached to this Proxy Statement as Appendix A.

        As of October 28, 2010, only 62,891 shares of common stock remained available for issuance upon the grant of future awards under the Plan.

        The Board of Directors of the Company has approved an amendment to the Outside Directors' Stock Plan, subject to stockholder approval, to increase the number of shares of common stock reserved for future issuance by an additional 250,000 shares (with no more than 100,000 of such shares to be granted as restricted stock, restricted stock units or deferred stock unit awards), thereby increasing the number of shares of common stock available for future grants under the Outside Directors' Plan to 312,891 shares.

        At the Annual Meeting, the shareholders are being requested to consider and approve the foregoing amendment to the Outside Directors' Plan. The principal features of the Outside Directors' Plan are summarized below.

        The Company's Board of Directors unanimously recommends that you vote FOR approval of the amendment to the Outside Directors' Plan.

        Purpose.    The purpose of the Outside Directors' Plan is to provide an incentive to those directors of the Company who are not employees of the Company to serve on the board of directors and to maintain and enhance the Company's long-term performance.

        Eligibility.    Incentive Awards will be granted under the Outside Directors' Plan only to persons who are members of the Board and who are not employees of the Company or any subsidiary thereof. Every Incentive Award granted under the Outside Directors' Plan is subject to the terms and conditions set forth in the plan, and will be evidenced by an Incentive Award Agreement which shall not be inconsistent with the provisions of the plan.

        Administration.    The terms of the Incentive Awards to be awarded under the Outside Directors' Plan are set forth in the plan. To the extent that any administrative action is required in connection with the Outside Directors' Plan, such action will be taken by Compensation Committee of the Board of Directors (the "Committee").

        Annual Incentive Awards.    The Outside Directors' Plan provides that following each Annual Meeting, non-employee directors shall receive such combination of stock options, restricted stock, restricted units and/or deferred stock units as the Board of Directors shall from time to time determine.

        In the event of any change in the Common Stock by reason of a stock dividend or distribution, stock split-up, spinoff or other corporate reorganization in which the Company is the surviving corporation, the Board of Directors will equitably adjust the total number of shares of Common Stock that may be transferred under the Outside Directors' Plan in the aggregate and with respect to each outstanding Incentive Award, and the exercise price of each outstanding option. After any adjustment, the number of shares subject to each Incentive Award will be rounded to the nearest whole number.

        Stock Options.    Stock options entitle the Participant to purchase a certain number of shares of Common Stock at an exercise price specified at the time the option is granted. The exercise price per share of Common Stock which may be purchased may not be less than one hundred percent (100%) of the Fair Market Value (as defined in the plan) of a share of Common Stock on the date the option is granted.

        Each option granted under the Outside Directors' Plan has a term of ten years and, unless the Board of Directors determines otherwise, becomes fully exercisable on the earlier of the first anniversary of the date of grant or the next annual meeting of stockholders following the date of grant. If the expiration date would occur during a period in which a Participant is prohibited from trading in the Common Stock pursuant to the provisions of the Company's insider trading policy, then the expiration date will be extended and the option will expire on the 30th day after the prohibition against trading under the Company's insider trading policy has ceased to be in effect. An option may be exercised from time to time for all or part of the shares as to which it is then exercisable.

        Upon the occurrence of a "change in control" as defined in the plan, each outstanding option will become fully and immediately exercisable and will remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Outside Directors' Plan. In addition, in the event of a "potential change in control," the Board of Directors may in its discretion cancel any outstanding options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such options based upon the price per share of Common Stock to be received by stockholders of the Company in the transaction giving rise to the change in control less the exercise price of each option.

        Restricted Stock.    Restricted stock consists of shares of Common Stock issued under the Outside Directors' Plan that are subject to certain restrictions established by the Committee. At the time of grant of shares of restricted stock, the Board will establish an issue date and vesting date with respect to such shares. During the restricted period, Participants holding shares of restricted stock may exercise full voting rights with respect to the shares. Restricted stock awards may not be disposed of by the Participant until the restrictions established by the Committee have lapsed. In its discretion, the Board may require that any dividend paid on shares of restricted stock be held in escrow until all restrictions on such shares have lapsed.

        Unless the Board of Directors determines otherwise, the vesting date of any restricted stock will be the earlier of the first anniversary of the date of grant of such restricted stock or the next annual meeting of stockholders following the date of grant. Upon the occurrence of a "change in control," all outstanding shares of restricted stock which have not theretofore vested shall immediately vest.

        Restricted Stock Units and Deferred Stock Units.    A restricted stock unit or deferred stock unit entitles the holder to receive, at a specified future date, a specified or determinable number of shares of Common Stock. At the time of grant, the Board of Directors will establish a vesting date for restricted stock units. Deferred stock units shall be fully vested at all times. In the sole discretion of the Committee, in lieu of a payout of shares of Common Stock upon vesting of restricted stock units, the holder of a restricted stock unit may receive a cash payment equal to the fair market value of the number of shares of Common Stock the holder otherwise would receive under the restricted stock unit.

        Holders of restricted stock units and deferred stock units will not have any voting rights with respect to such Incentive Awards. No dividends will be payable with respect to restricted stock units or deferred stock units. However, unless otherwise provided by the Board of Directors, a holder of restricted stock units or deferred stock units shall be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on Common Stock ("Dividend Equivalents") with respect to the number of shares of Common Stock covered by the restricted stock units or deferred stock units. The Board of Directors may provide that the Dividend Equivalents shall be deemed to have been reinvested in additional restricted stock units or deferred stock units or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same vesting date and other conditions as the restricted stock units.

        Unless the Board of Directors determines otherwise, the vesting date of any restricted stock units will be the earlier of the first anniversary of the date of grant of such restricted stock units or the next annual meeting of stockholders following the date of grant. Upon the occurrence of a "change in control," all outstanding restricted stock units which have not theretofore vested shall immediately vest.

        Restrictions on Transfer; Termination.    No Incentive Award granted under the Outside Directors' Plan will be assignable or transferable. No assignment or transfer may be made without consent of the Board of Directors.

        If a Participant's membership on the Board of Directors terminates for any reason other than death or for "cause" (as defined in the plan), he or she may exercise any outstanding option to the extent that he or she was entitled to exercise it on the date of termination. Exercise must occur within three months after termination, but in no event may any exercise occur after the expiration date of the option. If an optionee dies, any outstanding option will be exercisable to the extent that the optionee was entitled to exercise it on the date of death. Exercise must occur by the earlier of the first anniversary of death or the expiration date of the option. Exercise may be made only by the optionee's executor or administrator, unless his will specifically disposes of the option, in which case exercise will be made only by the recipient of such specific disposition.

        If a Participant's membership on the Board of Directors terminates for any reason other than death or for "cause" (as defined in the plan), the Company may require the return of share of restricted stock to which restrictions on transferability apply, and any dividends paid on such shares, in exchange for which the Company will repay the Participant (or the Participant's estate) any amount paid by the Participant for such shares.

        Exercise of Stock Options.    Options may be exercised by the filing of a written notice with the Company in the form prescribed by the Company, accompanied by payment for the shares being purchased. Payment may be made on the effective date of the exercise by one or a combination of the following means: (i) in cash, by certified or official bank check or wire transfer; (ii) subject to the approval of the Board of Directors, in shares of Common Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (iii) subject to the approval of the Board of Directors, by such other provision as the Board of Directors may from time to time authorize.

        Promptly after receiving payment of the full option exercise price, the Company will deliver to the Participant a certificate for the shares of Common Stock for which the option has been exercised. The holder of an option will have none of the rights of a stockholder with respect to the shares subject to the option prior to the exercise of the option.

        Withholding.    Upon the issuance of shares of Common Stock in connection with an Incentive Award, the Participant may request (and in some situations the Company may require) the withholding (through withholding from the Participant's compensation, payment of cash by the optionee, reduction of the number of shares of Common Stock to be issued or otherwise) of any federal, state, local or foreign taxes required by law to be withheld with respect to such distribution.

        Restriction on Repricing.    Absent stockholder approval, neither the Committee nor the Board of Directors has the authority, with or without consent of the affected holders of Incentive Awards, to reprice any Incentive Award after the date of its initial grant with a lower exercise price in substitution for the original exercise price.

        Director Stock Ownership Guidelines.    Under the terms of the Outside Directors' Plan, each Participant agrees to hold and not dispose of any securities received under the Outside Directors' Plant to the extent required by the Company's director equity ownership guidelines in place as of the date of the grant.

        Termination of the Plan.    Unless terminated sooner by action of the Board, the Outside Directors' Plan will terminate on the tenth anniversary of the date of its adoption. Options outstanding upon Outside Directors' Plan termination will continue in effect in accordance with their terms.

        ERISA.    The Outside Directors' Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

New Plan Benefits.

        In September 2010, the Board of Directors approved changes to the compensation program for non-employee directors. As approved by the Board of Directors, the current compensation program for non-employee directors includes a grant of 10,000 stock options following each annual meeting of stockholders. As described above, under the terms of the Outside Directors' Plan, provides that following each Annual Meeting, non-employee directors shall receive such combination of stock options, restricted stock, restricted units and/or deferred stock units as the Board of Directors shall from time to time determine.

Tax Effects of Plan Participation.

        The following discussion is a summary of the material federal income tax consequences of participation in the Outside Directors' Plan for a Participant under currently applicable law. It does not purport to be a complete discussion of all tax consequences to such a Participant and does not cover, among other things, state and local tax treatment of participation in the Outside Directors' Plan.

        Options.    A Participant who receives an option granted under the Outside Directors' Plan generally will not recognize any taxable income in connection with the grant of the option.

        In general, upon exercise of the option, a Participant will be treated as having received ordinary income in an amount equal to the excess of the Fair Market Value of the shares received at the time of exercise over the exercise price for such shares.

        If the shares of Common Stock received upon exercise of the option are subject to a substantial risk of forfeiture and are not transferable ("nonvested shares"), Section 83(b) of the Code permits the Participant to elect, not more than 30 days after the date of exercise of the option to acquire the nonvested shares, to include as ordinary income the difference between the Fair Market Value of the nonvested shares at the time of exercise and the exercise price for the shares. If no Section 83(b) election is made, then the ordinary income inclusion occurs on the date the nonvested shares become "vested shares" (because they are no longer subject to a substantial risk of forfeiture or are transferable), and the amount of such inclusion will be the excess of the Fair Market Value of the shares at the time they become Vested Shares over the exercise price.

        In view of the requirements under Section 16(b) of the Exchange Act and the rules and regulations thereunder that are related thereto, a Participant should consult with his or her tax advisor as to whether the timing of income recognition is deferred for any period following the exercise of the option (i.e., the "Deferral Period"). If there is a Deferral Period, absent a written election (pursuant to Section 83(b) of the Code) filed with the Internal Revenue Service within 30 days after the date of transfer of the shares of Common Stock pursuant to the exercise of the option to include in income, as of the transfer date, the excess (on such date) of the fair market value of such shares of Common Stock over their exercise price, recognition of income by the Participant will be deferred until the expiration of the Deferral Period.

        A Participant's tax basis in the shares of Common Stock received on exercise of an option for cash will be equal to the amount of any cash paid on exercise plus the amount of ordinary income recognized by such Participant as a result of the receipt of such Common Stock. The holding period for such Common Stock will begin the day after the date of exercise of the option or, in the case of nonvested shares as to which no election under Section 83(b) is made, the day after the date on which such shares of Common Stock become vested shares or the date of expiration of the Deferral Period.

        If the Participant pays the exercise price by tendering other shares of Common Stock then owned by the Participant, the difference between the Fair Market Value and adjusted basis of the tendered shares will not produce a taxable gain or loss to the Participant, however, the Participant's tax basis and holding period for an equal number of acquired shares will be the same as the Participant's tax basis for the tendered shares. The remaining acquired shares will have a tax basis equal to the sum of the amount paid in cash, if any, plus any amount which the Participant is required to recognize as income as a result of the exercise of the option, and the holding period for such shares will be determined in the same manner as described in the preceding paragraph.

        Upon a taxable disposition of shares of Common Stock acquired through the exercise of an option, any amount received by the Participant in excess of the Participant's tax basis in the Common Stock will generally be treated as long-term or short-term capital gain, depending upon the holding period of the Common Stock. If, upon disposition, the Participant receives an amount that is less than the Participant's tax basis in the Common Stock the loss will generally be treated as a long or short-term capital loss, depending upon the holding period of the Common Stock.

        The Company generally will be entitled to deduct for federal income tax purposes the amount that the Participant is required to treat as ordinary income, to the extent such amount constitutes an ordinary and necessary business expense.

        Restricted Stock and Restricted Stock Units.    The federal income tax treatment of individuals who receive property in connection with the performance of services is governed by Section 83 of the Code. That section requires that the recipient of the property recognize income from the transfer in an amount equal to the excess of the fair market value of the property received over the amount (if any) paid for the property. Income is recognized by the recipient in the first year in which the rights of the recipient to the property become "vested", i.e., are transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first.

        Under the Outside Directors' Plan, participating individuals will not pay any consideration for stock transferred to them under the restricted stock and restricted stock unit award components of the Outside Directors' Plan, and the stock transferred may or may not be subject to restrictions. If stock is granted to a recipient without restriction, the recipient will recognize ordinary income (calculated as described in the preceding paragraph) in the recipient's taxable year in which the stock is granted.

        If stock granted under the Outside Directors' Plan is nontransferable and subject to a substantial risk of forfeiture, then (unless an election is made under Section 83(b) of the Code, as described in the next paragraph), recipients of stock will recognize taxable income as of each date on which they become vested in stock received under the Outside Directors' Plan in the amount of the fair market value of the stock then vesting.

        Participating individuals may elect under Section 83(b) of the Code to report as taxable income in the year of award an amount of ordinary income equal to the stock's fair market value at the time of the award. If such an election is made, the electing Participant is not required thereafter to report any further compensation income upon becoming vested in the stock covered by the election. Such an election must be made within 30 days of receipt of the stock. Such election may not be revoked except with the consent of the government.

        The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, so long as the individual's total compensation is deemed reasonable in amount.

        Participating individuals will recognize gain upon the disposition of their stock equal to the excess of (a) the amount realized on such disposition over (b) the ordinary income recognized with respect to their stock under the principles set forth above. That gain will be taxable as long or short-term capital gain, depending on the length of time the stock was held.

        If a participating individual disposes of his or her stock for an amount less than the amount of ordinary income recognized with respect to the stock, he or she will generally recognize a capital loss (long or short-term, depending on the length of time the stock was held) equal to the difference between any ordinary income recognized with respect to the stock under the principles described previously and the amount realized upon disposition of the stock. If a participating individual forfeits unvested stock with respect to which a Section 83(b) election has been made upon termination of employment, he or she will generally recognize a capital gain or loss equal to the difference between the amount, if any, paid by the Participant for the stock and the amount received as a result of the forfeiture, but no loss or deduction is allowed with respect to the amount previously included in income as a result of the Section 83(b) election.

Equity Compensation Plan Information

        The following table sets forth information about the Company's Common Stock that may be issued upon the exercise of outstanding awards under all of its equity compensation plans in effect as of July 31, 2010. This table does not reflect any additional shares that may be issuable under the Outside Directors' Plan if the amendment is approved by stockholders.

	Number of shares of common stock to be issued upon exercise of outstanding awards(1)	Weighted-average exercise price of outstanding options	Number of shares of common stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)(2)

Equity compensation plans approved by stockholders	2,602,217	$17.08	2,974,789

Equity compensation plans not approved by stockholders	—	—	—

Total	2,602,217	$17.08	2,974,789

(1)
Includes shares of common stock to be issued upon the exercise of outstanding options under the Zale Corporation Omnibus Stock Incentive Plan, the Zale Corporation 2003 Stock Incentive Plan and the Zale Corporation Non-Employee Director Equity Compensation Plan.

(2)
Includes share of common stock available for future issuance under the Zale Corporation 2003 Stock Incentive Plan and the Zale Corporation Non-Employee Director Equity Compensation Plan.

 PROPOSAL NO. 3:

APPROVAL OF AN ADVISORY PROPOSAL ON THE COMPANY'S
PAY-FOR-PERFORMANCE POLICIES AND PROCEDURES

        The Board of Directors believes that the Company's compensation policies and procedures are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of shareholders. The Board of Directors also believes that both the Company and shareholders benefit from responsive corporate governance policies and constructive and consistent dialogue. Thus, the Board of Directors has decided to voluntarily provide shareholders with the right to cast an advisory vote on the Company's compensation program at the Annual Meeting.

        This proposal, commonly known as a "say-on-pay" proposal, gives you as a shareholder the opportunity to endorse or not endorse our executive pay program through the following resolution:

  "Resolved, that the shareholders approve the overall executive pay-for-performance compensation policies and procedures employed by the Company (together with the accompanying narrative disclosure), as described in the Compensation Discussion and Analysis and the tabular disclosure contained in the Company's Proxy Statement for its 2010 Annual Meeting regarding named executive officer compensation."

        Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

        The Board of Directors recommends a vote "FOR" approval of this resolution.

 PROPOSAL NO. 4:

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Ernst & Young LLP has served as the Company's independent public accounting firm since May 2008, and has been reappointed by the Audit Committee to serve as the Company's independent registered public accounting firm for the upcoming fiscal year. The Company has been advised that no member of Ernst & Young LLP or any of its associates has any financial interest in the Company or its affiliates. A representative of Ernst & Young LLP is expected to attend the Annual Meeting and will be available at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement on behalf of Ernst & Young LLP, if desired.

        Although not formally required, the appointment of the independent registered public accounting firm has been directed by the Audit Committee and the Board of Directors to be submitted to the stockholders for ratification as a matter of sound corporate practice. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment of the independent registered public accounting firm. If the stockholders ratify the appointment, the Audit Committee, in its sole discretion, may still direct the appointment of a new independent registered public accounting firm at any time during the upcoming fiscal year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

        The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2011.

OTHER MATTERS

        The Board of Directors knows of no other matters to be brought before the stockholders at the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the named proxies in the accompanying proxy card to vote in accordance with their judgment on such matters.

STOCKHOLDER NOMINATION OF DIRECTOR CANDIDATES

        The Bylaws of the Company provide that any stockholder of record who is entitled to vote for the election of directors at a meeting called for that purpose may nominate persons for election to the Board of Directors subject to the following notice requirements.

        As described more fully in the Company's Bylaws, a stockholder desiring to nominate a person for election to the Board of Directors must send a written notice to the Secretary of the Company setting forth (i) as to each person who the stockholder proposes to nominate, all information required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice (A) the name and address of such stockholder as it appears on the Company's books and (B) the class and number of shares of the Company that are owned of record by such stockholder. See "Stockholder Proposals" below for additional requirements. In lieu of directly nominating a candidate for consideration by stockholders at an annual meeting, stockholders may recommend individuals to the Nominating and Corporate Governance Committee for inclusion in the Board of Directors slate of nominees. See "Nominating Procedures" above.

STOCKHOLDER PROPOSALS

        Pursuant to Rule 14a-8(e) promulgated under the Exchange Act, stockholder proposals to be included in the Company's proxy statement relating to the 2011 Annual Meeting of Stockholders of the Company

must be a subject for proper inclusion therein and must be received by no later than July 6, 2011, at the Company's principal executive offices, 901 West Walnut Hill Lane, Irving, Texas 75038-1003, Attention: Legal Department. Any proposal submitted after this date will be considered untimely.

        Pursuant to the Company's Bylaws, to be timely, notice of business to be brought before an annual or special meeting of stockholders or notice by a stockholder of nominations for election of a director at a meeting of stockholders must be delivered to the principal executive offices of the Company not less than 60 days and not more than 90 days prior to the meeting. If less than 70 days notice or prior public disclosure is provided for an annual meeting of stockholders, notice of business or notice of a director nomination for such meeting must be provided at least 60 days prior to the first anniversary of the prior year's annual meeting of stockholders. The obligation of stockholders to comply with the foregoing Bylaw provision is in addition to the requirements of the proxy rules. Stockholders of the Company who intend to nominate candidates for election as a director or to bring business before a meeting of stockholders must also comply with other applicable procedures set forth in the Company's Bylaws. See "Stockholder Nomination of Director Candidates." The Company will furnish copies of such Bylaw provisions upon written request to the Secretary of the Company at the aforementioned address.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

        The Company will provide to any stockholder, free of charge, upon written request of such stockholder, a copy of the Annual Report on Form 10-K for the fiscal year ended July 31, 2010, as filed with the SEC. Such requests should be addressed to Zale Corporation, 901 West Walnut Hill Lane, Irving, Texas 75038-1003, Attention: Investor Relations. The Company's Form 10-K and Annual Report is available online at www.zalecorp.com under "Investor Relations" then "SEC Filings," or at www.sec.gov under "Filings and Forms (EDGAR)." The Form 10-K and Annual Report is being delivered with this Proxy Statement as well.

HOUSEHOLDING

        As permitted under the Exchange Act, only one (1) copy of this Proxy Statement and the Annual Report is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of this Proxy Statement.

        The Company will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement and the Annual Report to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Investor Relations, by phone at (972) 580-4391 or by mail to Zale Corporation, Investor Relations, 901 West Walnut Hill Lane, Irving, Texas 75038-1003, or by e-mail to ir@zalecorp.com. Stockholders residing at the same address and currently receiving only one copy of the Proxy Statement may contact Investor Relations at the address, telephone number and e-mail address above to request multiple copies of the Proxy Statement in the future. Stockholders residing at the same address and currently receiving multiple copies of the Proxy Statement may contact Investor Relations at the address, telephone number and e-mail address above to request that only a single copy of the Proxy Statement be mailed in the future.

        The foregoing Notice of Annual Meeting of Stockholders and Proxy Statement are sent by order of the Board of Directors.

                                                                                          Hilary Molay

                                                                                          Senior Vice President, General Counsel and Secretary

 APPENDIX A

ZALE CORPORATION
NON-EMPLOYEE DIRECTOR
EQUITY COMPENSATION PLAN
(As amended through December 2009)

1.     PREAMBLE

        This Zale Corporation Non-Employee Director Equity Compensation Plan, as it may be amended from time to time (the "Plan"), is intended to promote the interests of Zale Corporation, a Delaware corporation (the "Company"), and its stockholders by providing directors of the Company who are not employees of the Company with appropriate incentives and rewards to serve on the board of directors of the Company and to acquire a proprietary interest in the long-term success of the Company.

2.     DEFINITIONS

        As used in the Plan, the following definitions apply to the terms indicated below:

          (a)   "Board of Directors" shall mean the Board of Directors of the Company.

          (b)   "Cause," when used in connection with a Participant's removal or resignation as a member of the Board of Directors, shall mean (i) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness) or (ii) the willful engaging by the Participant in misconduct which is materially injurious to the Company. For purposes of this Section 2(b), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or omission was in the best interests of the Company. The Board of Directors shall determine whether a Participant's removal or resignation as a member of the Board of Directors is for Cause.

          (c)   "Change in Control" shall mean the first to occur of the following:

              (i)  any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

             (ii)  during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this definition) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

            (iii)  the stockholders of the Company approve a merger or consolidation of the Company with any other entity, other than (i) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

            (iv)  the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          (d)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (e)   "Company Stock" shall mean the common stock, par value $.01 per share, of the Company.

          (f)    A "Deferred Stock Unit" shall mean a unit which is granted pursuant to the terms of Section 6 and as described in Section 8B.

          (g)   "Disability" shall mean any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company and applicable to him or her.

          (h)   "Effective Date" shall mean November 11, 2005.

          (i)    "Equity Award" shall mean a Deferred Stock Unit, an Option, a share of Restricted Stock or a Restricted Stock Unit granted pursuant to the terms of the Plan.

          (j)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (k)   The "Fair Market Value" of a share of Company Stock with respect to any day shall be the closing price of Company Stock on the day of the award as reported on the New York Stock Exchange or on such other securities exchange or reporting system as may be designated by the Board of Directors. In the event that the price of a share of Company Stock shall not be so reported, the Fair Market Value of a share of Company Stock shall be determined by the Board of Directors in its absolute discretion.

          (l)    "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 6(a) and as described in Section 7.

          (m)  "Participant" shall mean a member of the Board of Directors who is not an employee of the Company or a Subsidiary.

          (n)   A share of "Restricted Stock" shall mean a share of Company Stock which is granted pursuant to the terms of Section 6 and as described in Section 8.

          (o)   A "Restricted Stock Unit" shall mean a unit which is granted pursuant to the terms of Section 6 and as described in Section 8A.

          (p)   "Rule 16b-3" shall mean the rule thus designated as promulgated under the Exchange Act.

          (q)   "Subsidiary" shall mean any corporation or other entity in which, at the time of reference, the Company owns, directly or indirectly, stock or similar interests comprising more than 50 percent of the combined voting power of all outstanding securities of such entity.

          (r)   "Vesting Date" shall mean the date established by the Board of Directors on which Restricted Stock and Restricted Stock Units vest.

3.     STOCK SUBJECT TO THE PLAN

        (a)   Shares Available for EquityAwards

        The total number of shares of Company Stock with respect to which EquityAwards may be granted shall not exceed 250,000 shares, with not more than 100,000 shares to be granted as Deferred Stock Units, Restricted Stock or Restricted Stock Unit awards. Such shares may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. The Board of Directors may direct that any stock certificate evidencing shares of Company Stock issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

        (b)   Adjustment for Change in Capitalization

        If there is any change in the outstanding shares of Company Stock by reason of a stock dividend or distribution, stock split-up, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation, spin-off or other corporate reorganization in which the Company is the surviving corporation, the number of shares available for issuance both in the aggregate and with respect to each outstanding EquityAward, and the price per share under each outstanding Option, shall be proportionately adjusted by the Board of Directors, whose determination shall be final and binding. After any adjustment made pursuant to this Section 3(b), the number of shares subject to each outstanding EquityAward shall be rounded to the nearest whole number.

        (c)   Re-use of Shares

        Any shares subject to an EquityAward that remain unissued upon the cancellation or termination of such EquityAward for any reason whatsoever shall again become available for EquityAwards under the Plan.

        (d)   No Repricing

        Absent stockholder approval, the Board of Directors shall not have any authority, with or without the consent of the affected holders of Options, to "reprice" an Option after the date of its initial grant with a lower exercise price in substitution for the original exercise price. This paragraph may not be amended, altered or repealed by the Board of Directors without approval of the stockholders of the Company.

4.     ADMINISTRATION OF THE PLAN

        The Plan shall be administered by the Board of Directors. The Board of Directors shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any EquityAwards issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate. Decisions of the Board of Directors shall be final and binding on all parties. Unless determined otherwise by the Board of Directors, the authority of the Board of Directors to administer the Plan is delegated to the Compensation Committee of the Board of Directors.

        No member of the Board of Directors shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Board of Directors and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.     ELIGIBILITY

        The persons who shall be eligible to receive EquityAwards pursuant to the Plan shall be such members of the Board of Directors who are not employees of the Company or a Subsidiary.

6.     EQUITY AWARDS UNDER THE PLAN

        EquityAwards granted under the Plan shall be subject to the terms and conditions set forth in the Plan, and shall be evidenced by an EquityAward Agreement which shall not be inconsistent with the provisions of the Plan.

          (a)   Annual Awards. Following each annual meeting of stockholders, Participants shall receive such combination of Options, Restricted Stock and Restricted Stock Units as the Board of Directors shall from time-to-time determine (the "Annual Award").

          (b)   Other Awards. Upon the initial election to the Board of Directors of any person who is a Participant (other than through an initial election by the Company's stockholders at an annual meeting of stockholders), such person shall be granted a pro rata portion of the Annual Award based upon the number of full calendar months elapsed since the most recent annual meeting of stockholders.

          (c)   Elective Awards. At the election of the Board of Directors or individual Participants, a Participant shall receive a grant of Deferred Stock Units in lieu of a portion or all of the cash retainer and meeting and other fees payable to the Participant for serving on the Board of Directors, provided that such election is made in accordance with the requirements of Section 409A of the Code.

7.     OPTIONS

        (a)   Exercise Price

          The exercise price per share of an Option shall be not less than the Fair Market Value of a share of Company Stock on the date the Option is granted.

        (b)   Term and Exercise of Options

              (i)  Unless the Board, in its discretion, determines otherwise, each Option shall become fully exercisable on the earlier of the first anniversary of the date of grant or the next annual meeting of stockholders of the Company following the date of grant. The expiration date of each Option shall be ten years after the date of grant; provided, however, that if the expiration date would occur during a period in which the Participant is prohibited from trading in the Company Stock pursuant to the provisions of the Company's insider trading policy, then the expiration date shall be extended and such Option shall expire on the 30th day after the prohibition against trading under the Company's insider trading policy has ceased to be in effect.

             (ii)  An Option may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

            (iii)  An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary (or the Secretary's designee), no less than one business day in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option. Such notice may be withdrawn at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (i) in cash, by certified check, bank cashier's check or wire transfer; (ii) subject to the approval of the Board of Directors, in shares of Company Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (iii) subject to the approval of the Board of Directors, by such other provision as the Board of Directors may from time to time authorize. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary (or the Secretary's designee) of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary (or the Secretary's designee) of the Company shall require.

            (iv)  Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

        (c)   Effect of Termination of Directorship

              (i)  Unless the Board of Directors shall determine otherwise, in the event of a Participant's removal or resignation as a member of the Board of Directors for any reason other than Cause, Disability or death: (i) Options granted to such Participant, to the extent that they were exercisable at the time of such removal or resignation, shall remain exercisable until the date that is three months after such removal or resignation, on which date they shall expire; and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such removal or resignation, shall expire at the close of business on the date of such removal or resignation. The three-month period described in this Section 7(c)(i) shall be extended to one year in the event of the Participant's death during such three-month period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

             (ii)  Unless the Board of Directors shall determine otherwise, in the event of a Participant's removal or resignation as a member of the Board of Directors on account of the Disability or death of the Participant: (i) Options granted to such Participant, to the extent that they were exercisable at the time of such removal or resignation, shall remain exercisable until the first anniversary of such removal or resignation, on which date they shall expire; and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such removal or resignation, shall expire at the close of business on the date of such removal or resignation. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

            (iii)  In the event of a Participant's removal or resignation as a member of the Board of Directors for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such removal or resignation.

        (d)   Acceleration of Exercise Date Upon Change in Control

        Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan. In addition, in the event of a potential Change in Control, the Board of Directors may in its discretion, cancel any outstanding Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Company Stock to be received by shareholders of the Company in the transaction giving rise to the Change in Control less the exercise price of each Option.

8.     RESTRICTED STOCK

        (a)   Vesting Date

        At the time of the grant of shares of Restricted Stock, the Board of Directors shall establish a Vesting Date (or Vesting Dates) with respect to such shares. Provided that all conditions to the vesting of shares of Restricted Stock imposed pursuant to Section 8(b) are satisfied, upon the occurrence of the Vesting Date with respect to shares of Restricted Stock, such shares shall vest and the restrictions of Section 8(b) shall cease to apply to such shares. Unless the Board of Directors determines otherwise, the Vesting Date of

Restricted Stock shall be the earlier of the first anniversary of date of grant or the date of the next annual meeting of stockholders of the Company following the date of grant.

        (b)   Conditions to Vesting

        At the time of the grant of shares of Restricted Stock, the Board of Directors may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Board of Directors may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieves such performance goals as the Board of Directors may specify.

        (c)   Restrictions on Transfer Prior to Vesting

        Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

        (d)   Dividends on Restricted Stock

        The Board of Directors in its discretion may require that any dividends paid on shares of Restricted Stock shall be held in escrow until all restrictions on such shares have lapsed.

        (e)   Issuance of Certificates

        Reasonably promptly after the date of grant with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

  The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Zale Corporation Non-Employee Director Equity Compensation Plan, and such rules, regulations and interpretations as the Zale Corporation Board of Directors may adopt. Copies of the Plan and, if any, rules, regulations and interpretations are on file in the office of the Secretary of Zale Corporation, 901 West Walnut Hill Lane, Irving, Texas 75038-1003.

        Such legend shall not be removed until such shares vest pursuant to the terms hereof.

        Each certificate issued pursuant to this Section 8(e), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Board of Directors determines otherwise.

        (f)    Voting Rights of Restricted Stock

        During the restricted period, Participants holding shares of Restricted Stock may exercise full voting rights with respect to the shares.

        (g)   Consequences of Vesting

        Upon the vesting of a share of Restricted Stock pursuant to the terms of the Plan, the restrictions of Section 8(c) shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 8(e). Notwithstanding the foregoing, such share still may be subject to restrictions on transfer as a result of applicable securities laws.

        (h)   Effect of Termination of Directorship

            (i)  Unless the Board of Directors provides otherwise, during the 90 days following a Participant's removal or resignation as a member of the Board of Directors for any reason other than Cause, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the Participant (or the Participant's estate) any amount paid by the Participant for such shares. In the event that the Company requires such a return of shares, it also shall have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

           (ii)  In the event of a Participant's removal or resignation as a member of the Board of Directors for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such removal or resignation shall immediately be returned to the Company, together with any dividends paid on such shares, in return for which the Company shall repay to the Participant any amount paid for such shares.

        (i)    Effect of Change in Control

        Upon the occurrence of a Change in Control, all outstanding shares of Restricted Stock which have not theretofore vested shall immediately vest.

8A. RESTRICTED STOCK UNITS

        (a)   Vesting

        At the time of the grant of Restricted Stock Units, the Board of Directors shall establish a Vesting Date (or Vesting Dates) with respect thereto. Provided that all conditions to the vesting of Restricted Stock Units imposed pursuant to Section (b) are satisfied, upon the occurrence of the Vesting Date with respect to Restricted Stock Units, such Restricted Stock Units shall vest and the restrictions of Section (b) shall cease to apply thereto. Unless the Board of Directors determines otherwise, the Vesting Date of Restricted Stock Units shall be the earlier of the first anniversary of the date of grant or the date of the next annual meeting of stockholders of the Company following the date of grant.

        (b)   Conditions to Vesting

        At the time of the grant of Restricted Stock Units, the Board of Directors may impose such restrictions or conditions to the vesting of such Restricted Stock Units as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Board of Directors may require, as a condition to the vesting of any Restricted Stock Units, that the Participant or the Company achieves such performance goals as the Board of Directors may specify.

        (c)   Restrictions on Transfer

        Prior to payment of a Restricted Stock Unit, no transfer of a Participant's rights with respect thereto, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such Restricted Stock Unit, and all of the rights related thereto, shall be forfeited by the Participant.

        (d)   No Dividends for Restricted Stock Units

        No dividends shall be payable with respect to Restricted Stock Units. Unless otherwise provided by the Board of Directors the Participant shall be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on Company Stock ("Dividend Equivalents") with respect to the number of shares of Company Stock covered by the Restricted Stock Units. The Board of Directors may provide that the Dividend Equivalents shall be deemed to have been reinvested in additional Restricted Stock Units or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same Vesting Date and other conditions as the Restricted Stock Units.

        (e)   No Voting Rights for Restricted Stock Units

        Holders of Restricted Stock Units shall not have any voting rights with respect to Restricted Stock Units.

        (f)    Payment of Restricted Stock Units

        Upon the vesting of a Restricted Stock Unit pursuant to the terms of the Plan, the Company promptly shall cause to be delivered to the Participant a number of shares of Company Stock equal to the number of Restricted Stock Units granted by the Board of Directors (and any additional Restricted Stock Units or other amounts credited with respect to Dividend Equivalents), unless the Board of Directors in its sole discretion determines that payment shall be made instead by delivering an amount of cash equal to the Fair Market Value thereof. A Participant or, at the time of the grant, the Board of Directors may elect to defer such receipt of the delivery of shares of Company Stock that would otherwise be due to the Participant by virtue of the vesting of a Restricted Stock Unit, provided such deferral election is made in accordance with the requirements of Section 409A of the Code. Notwithstanding the foregoing, such shares may be subject to restrictions on transfer as a result of applicable securities laws.

        (g)   Effect of Termination of Directorship

        In the event a Participant's resignation or removal for Cause as a member of the Board of Directors, all Restricted Stock Units granted to such Participant which have not vested as of the date of such resignation or removal (and any additional Restricted Stock Units or other amounts credited with respect to Dividend Equivalents) shall immediately be forfeited.

        (h)   Effect of Change in Control

        Upon the occurrence of a Change in Control, all outstanding Restricted Stock Units which have not theretofore vested shall immediately vest.

8B. DEFERRED STOCK UNITS

        (a)   Vesting

        Deferred Stock Units shall be fully vested at all times.

        (b)   Restrictions on Transfer

        Prior to payment of a Deferred Stock Unit, no transfer of a Participant's rights with respect thereto, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such Deferred Stock Unit, and all of the rights related thereto, shall be forfeited by the Participant.

        (c)   No Dividends for Deferred Stock Units

        No dividends shall be payable with respect to Deferred Stock Units. Unless otherwise provided by the Board of Directors the Participant shall be entitled to receive, currently or on a deferred basis, Dividend Equivalents with respect to the number of shares of Company Stock covered by the Deferred Stock Units. The Board of Directors may provide that the Dividend Equivalents shall be deemed to have been reinvested in additional Deferred Stock Units or otherwise reinvested.

        (d)   No Voting Rights for Deferred Stock Units

        Holders of Restricted Stock Units shall not have any voting rights with respect to Deferred Stock Units.

        (e)   Payment of Deferred Stock Units

        On the payment date elected by the Board of Directors or a Participant, the Company promptly shall cause to be delivered to the Participant a number of shares of Company Stock equal to the number of Deferred Stock Units granted to the Participant (and any additional Deferred Stock Units or other amounts credited with respect to Dividend Equivalents), unless the Board of Directors in its sole discretion determines that payment shall be made instead by delivering an amount of cash equal to the Fair Market Value thereof. Notwithstanding the foregoing, such shares may be subject to restrictions on transfer as a result of applicable securities laws.

        (f)    Effect of Change in Control

        Upon the occurrence of a Change in Control that is a Section 409A Change in Control as defined in Appendix A, the Company shall promptly (but in all events within 2 1/2 months) pay to the Participant all outstanding Deferred Stock Units (and any additional Deferred Stock Units or other amounts credited with respect to Dividend Equivalents) by delivering an amount of cash equal to the Fair Market Value thereof. Upon the occurrence of any other Change in Control (i) as of the date of the Change of Control the Company shall credit to an account for the Participant the Fair Market Value of the Deferred Stock Units granted to the Participant (and any additional Deferred Stock Units or other amounts credited with respect to Dividend Equivalents) and (ii) the Company shall pay the value of the account together with interest at the rate of 10% per annum to the Participant in accordance with paragraph (e) of this Section.

9.     REQUIRED HOLDINGS

        Notwithstanding anything in Sections 7, 8, 8A or 8B to the contrary, by accepting a grant hereunder, each Participant agrees to hold and not dispose of any securities received hereunder to the extent required by the Company's director equity ownership guidelines in place as of the date of the grant.

10.   RIGHTS AS A STOCKHOLDER

        No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Option, Restricted Stock Unit, or Deferred Stock Unit until the date of issuance of a stock certificate with respect to such shares of Company Stock. Except as otherwise expressly provided in Section 3(b), no adjustment to any Option, Restricted Stock Unit, or Deferred Stock Unit shall be made for regular cash dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

11.   NO RIGHT TO EQUITYAWARD

        Other than as specifically provided in the Plan, no person shall have any claim or right to receive an EquityAward hereunder. The Board of Director's granting of an EquityAward to a Participant at any time shall neither require the Board of Directors to grant any other EquityAward to such Participant or other person at any time nor preclude the Board of Directors from making subsequent grants to such Participant or any other person.

12.   SECURITIES MATTERS

        The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of the New York Stock Exchange and any other securities exchange on which shares of Company Stock are traded. Certificates evidencing shares of Company Stock issued pursuant to the terms hereof, may bear such legends, as the Board of Directors, in its sole discretion, deems necessary or desirable to insure compliance with applicable securities laws.

        The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of the New York Stock Exchange and any other securities exchange on which shares of Company Stock are traded. The Board of Directors may, in its sole discretion, defer the effectiveness of any transfer of shares of Company stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of the Board of Director's decision to defer the effectiveness of a transfer. During the period of such a deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

13.   NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE

        If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

14.   WITHHOLDING TAXES

        Whenever cash is to be paid pursuant to an EquityAward, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

        Whenever shares of Company Stock are to be delivered either pursuant to an Equity Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Board of Directors, which it shall have sole discretion to grant, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined (the "Tax Date"). Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award. To the extent required for such a withholding of stock to qualify for the exemption available under Rule 16b-3, such an election by a grantee whose transactions in Company Stock are subject to Section 16(b) of the Exchange Act shall be: (i) subject to the approval of the Board of Directors in its sole discretion; (ii) irrevocable; (iii) made no sooner than six months after the grant of the award with respect to which the election is made; and (iv) made at least six months prior to the Tax Date unless such withholding election is in connection with exercise of an Option and both the election and the exercise occur prior to the Tax Date in a "window period" of ten business days beginning on the third day following release of the Company's quarterly or annual summary statement of sales and earnings.

15.   AMENDMENT OR TERMINATION OF THE PLAN

        Except as provided in Section 3(d), the Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent required by Rule 16b-3 or the New York Stock Exchange or any other securities exchange on which shares of the Company Stock are traded. Nothing herein shall restrict the Board of Director's ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding EquityAward.

16.   NO OBLIGATION TO EXERCISE

        The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

17.   TRANSFERS UPON DEATH; NONASSIGNABILITY

        Upon the death of a Participant outstanding EquityAward granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an EquityAward by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Board of Directors may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the EquityAward that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the EquityAward.

        During a Participant's lifetime, the Board of Directors may permit the transfer, assignment or other encumbrance of an outstanding EquityAward unless the award is meant to qualify for the exemptions available under Rule 16b-3 and the Board of Directors and the Participant intend that it shall continue to so qualify.

18.   EXPENSES AND RECEIPTS

        The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with the exercise of any Option by a Participant will be used for general corporate purposes.

19.   FAILURE TO COMPLY

        In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Board of Directors, shall be grounds for the cancellation and forfeiture of such EquityAward, in whole or in part, as the Board of Directors, in its sole discretion, may determine.

20.   EFFECTIVE DATE AND TERM OF PLAN

        The Plan shall be effective as of the Effective Date. Unless earlier terminated by the Board of Directors, the right to grant Options under the Plan will terminate on the tenth anniversary of the Effective Date. Options outstanding at the termination of the Plan will remain in effect according to their terms and the provisions of the Plan.

21.   APPLICABLE LAW

        Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws thereunder.

 APPENDIX A

        "409A Change in Control" means and shall be deemed to have occurred as of the date of the first to occur of the following events:

        (a)   Any Person or Group acquires stock of the Company that, together with stock held by such Person or Group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company. However, if any Person or Group is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same Person or Group is not considered to cause a 409A Change in Control. An increase in the percentage of stock owned by any Person or Group as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this subsection. This subsection applies only when there is a transfer of stock of the Company (or issuance of stock of the Company) and stock in the Company remains outstanding after the transaction;

        (b)   Any Person or Group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Group) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company. However, if any Person or Group is considered to own 30% of the total voting power of the stock of the Company, the acquisition of additional stock by the same Person or Group is not considered to cause a 409A Change in Control;

        (c)   A majority of members of the Company's Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Company's Board prior to the date of the appointment or election; or

        (d)   Any Person or Group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Group) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. However, no 409A Change in Control shall be deemed to occur under this subsection (d) as a result of a transfer to:

            (i)  A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

           (ii)  An entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

          (iii)  A Person or Group that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company; or

          (iv)  An entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in clause (iii) above.

        For these purposes, the term:

            (i)  "Person" shall mean an individual, Company, association, joint stock company, business trust or other similar organization, partnership, limited liability company, joint venture, trust, unincorporated organization or government or agency, instrumentality or political subdivision thereof.

           (ii)  The term "Group" shall have the meaning set forth in Rule 13d-5 of the Securities Exchange Commission, modified to the extent necessary to comply with Treasury Regulation Section 1.409A-3(g)(5)(v)(B), or any successor thereto in effect at the time a determination of whether a Change of Control has occurred is being made. Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering. Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a person, including an entity, owns stock in both corporations that enter into a merger consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date ZALE CORPORATION M27758-P03143 ZALE CORPORATION 901 WEST WALNUT HILL LANE IRVING, TX 75038 ATTN: INVESTOR RELATIONS To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain 2. To approve an amendment to the Zale Corporation Non-Employee Director Equity Compensation Plan to increase the number of shares reserved for issuance under the plan by 250,000 shares; 3. To approve an advisory proposal of the Company's Executive pay-for-performance policies and procedures; 4. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2011, and For All Withhold All For All Except 0 0 0 0 0 0 0 0 0 0 0 0 Vote on Directors 1. To elect seven directors for terms that will expire at the 2011 Annual Meeting of Stockholders: Nominees: Vote on Proposals VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, on December 2, 2010. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, on December 2, 2010. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends that you vote FOR the following: 01) Yuval Braverman 02) Kenneth B. Gilman 03) Stefan L. Kaluzny 04) Theo Killion 05) John B. Lowe, Jr. 06) Peter Morrow 07) Charles M. Sonsteby This proxy revokes all prior proxies with respect to the Annual Meeting and may be revoked prior to its exercise. No proposal above is conditioned on or related to any other proposal. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Annual Meeting, including any adjournment or postponement thereof. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. M27759-P03143 ZALE CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS DECEMBER 3, 2010 The stockholder(s) hereby appoint(s) Theo Killion and Hilary Molay, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Zale Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Central Time on December 3, 2010, at the Company's principal executive office at 901 West Walnut Hill Lane, Irving, Texas 75038, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE, FOR THE APPROVAL OF AN AMENDMENT TO THE ZALE CORPORATION NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN BY 250,000 SHARES, FOR THE APPROVAL OF AN ADVISORY PROPOSAL ON THE COMPANY'S EXECUTIVE PAY-FOR-PERFORMANCE POLICIES AND PROCEDURES, FOR THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS AND, IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES, ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE

QuickLinks

VOTING REQUIREMENTS
OUTSTANDING VOTING SECURITIES OF THE COMPANY AND PRINCIPAL HOLDERS THEREOF
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION Summary Compensation Table
Options Exercised and Stock Vested in Fiscal Year 2010
DIRECTOR COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT COMMITTEE REPORT
PROPOSAL NO. 2: APPROVAL OF AN AMENDMENT TO THE ZALE CORPORATION NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION PLAN TO INCREASE THE SHARES RESERVED FOR ISSUANCE BY 250,000 SHARES
PROPOSAL NO. 3: APPROVAL OF AN ADVISORY PROPOSAL ON THE COMPANY'S PAY-FOR-PERFORMANCE POLICIES AND PROCEDURES
PROPOSAL NO. 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
STOCKHOLDER NOMINATION OF DIRECTOR CANDIDATES
STOCKHOLDER PROPOSALS
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K
HOUSEHOLDING
  APPENDIX A
ZALE CORPORATION NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION PLAN ( As amended through December 2009 )
APPENDIX A